    As Filed With the Securities and Exchange Commission on June 12, 2000
                               File No. 333-3013

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _________________

                                   FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      PRE-EFFECTIVE AMENDMENT No.   [  ]

                       POST-EFFECTIVE AMENDMENT No. [  ]


                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  __________
              (Exact Name of Registrant as Specified in Charter)

                          1221 Avenue of the Americas
                           New York, New York 10020

                        _______________________________
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (800) 548-7786
                                 _____________

                         Harold J. Schaaff, Jr., Esq.
             Morgan Stanley Dean Witter Investment Management Inc.
                          1221 Avenue of the Americas
                           New York, New York 10020
                     _____________________________________
                    (Name and Address of Agent for Service)

                                   Copies to:

     Richard W. Grant, Esq.                  Wayne M. Whalen
     Morgan, Lewis & Bockius LLP             Thomas A. Hale
     1701 Market Street                      Skadden, Arps, Slate, Meagher & Flom (Illinois)
     Philadelphia, Pennsylvania 19103-2921   333 W. Wacker Drive
                                             Chicago, Illinois 60606

            ______________________________________________________

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                June 12, 2000
                             Cross Reference Sheet

     ITEMS REQUIRED BY FORM N-14

Part A.   Information Required in Prospectus                Registration Statement Heading
          ----------------------------------                ------------------------------
Item 1.   Beginning of Registration Statement and           Cover Page of Registration Statement
          Outside Front Cover Page of Prospectus

Item 2.   Beginning and Outside Back Cover Page of          Table of Contents
          Prospectus

Item 3.   Fee Table, Synopsis Information, and Risk         Synopsis; Comparison of Principal Risks;
          Factors                                           Comparison of Investment Objectives and
                                                            Policies; Comparison of Investment
                                                            Advisers; Comparison of Fees and Expenses;
                                                            The Portfolios' Purchase, Exchange and
                                                            Redemption Procedures

Item 4.   Information About the Transaction                 Synopsis; Reasons for the Reorganization;
                                                            Information Relating to the Reorganization

Item 5.   Information About the Registrant                  Prospectus Cover Page; Synopsis;
                                                            Comparison of Investment Objectives and
                                                            Policies; Comparison of Fees and Expenses;
                                                            Reasons for the Reorganization;
                                                            Information about the Portfolios;
                                                            Shareholder Rights; The Universal Fund and
                                                            Van Kampen Fund Portfolios
Item 6.   Information About the Company Being Acquired      Prospectus Cover Page; Synopsis;
                                                            Comparison of Investment Objectives and
                                                            Policies; Comparison of Fees and Expenses;
                                                            Reasons for the Reorganization;
                                                            Information about the Portfolios;
                                                            Shareholder Rights; The Universal Fund and
                                                            Van Kampen Fund Portfolios

Item 7.   Voting Information                                Prospectus Cover Page; Notice of Special
                                                            Meeting of Shareholders; Synopsis; Voting
                                                            Matters

Item 8.   Interest of Certain Persons and Experts           Voting Matters

Item 9.   Additional Information Required for               Inapplicable
          Reoffering by Persons Deemed to be
          Underwriters

Part B.   Information Required in a Statement of
          -------------------------------------
          Additional Information
          ----------------------

Item 10.  Cover Page                                        Cover Page

Item 11.  Table of Contents                                 Table of Contents

Item 12.  Additional Information About the Registrant       Incorporated by Reference to the
                                                            Registrant's Prospectus and SAI attached
                                                            as exhibits to this filing

Item 13.  Additional Information About the Company          Incorporated by Reference to the Company's
          Being Acquired                                    Prospectus and SAI attached as exhibits to
                                                            this filing

Item 14.  Financial Statements                              Appendix A


Part C.   Other Information
          -----------------

Item 15.  Indemnification                                   Indemnification

Item 16.  Exhibits                                          Exhibits

Item 17.  Undertakings                                      Undertakings

                                                                 [       ], 2000

Dear Contract Owner:

   A Special Meeting (the "Special Meeting") of Shareholders of the Morgan Stanley Real Estate Portfolio of the Van Kampen Life Investment Trust (the "Van
Kampen Trust") has been scheduled for [      ], 2000. The Special Meeting has
been called to allow Shareholders to vote on a proposal affecting the Van Kampen Trust's Morgan Stanley Real Estate Securities Portfolio (the "Van Kampen Portfolio").

   Shares of the Van Kampen Portfolio are sold to and held by separate accounts ("Accounts") of various insurance companies to fund variable annuity or variable life insurance policies (each a "Contract" and collectively, the "Contracts") offered by the insurance companies. The Accounts invest in shares of the Van Kampen Portfolio in accordance with instructions from Contract owners ("Contract Owners"). Except as might otherwise be provided by applicable law, the Accounts provide pass-through voting to Contract Owners and the Contract Owners have the right to instruct the Account provider on how to vote shares held by the Account under their Contract. If a portion of your Contract was allocated to the Van Kampen Portfolio on June 16, 2000, you are a "Shareholder" and are entitled to instruct your insurance company how to vote the shares of the Van Kampen Portfolio attributable to your Contract will be voted at the Special Meeting or any adjournment of the Special Meeting. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts.

   The attached Proxy Statement/Prospectus gives you information relating to the proposal upon which you are being asked to vote. The Board of Trustees of the Van Kampen Trust is recommending that you approve a reorganization (the "Reorganization") pursuant to which the Van Kampen Portfolio will exchange all of its assets and liabilities for shares of a similar portfolio of The Universal Institutional Funds, Inc. (the "Universal Fund"). If the Reorganization is approved, you will receive an amount of shares of the Universal Fund's U.S. Real Estate Portfolio (the "Universal Portfolio") equal in value to your shares of the Van Kampen Portfolio. The Reorganization will not otherwise affect your Contract rights.

   Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management") currently provides day-to-day portfolio management services to both the Van Kampen Portfolio and the Universal Portfolio. Therefore, the investment manager that currently manages your investment will continue to manage your investment after the Reorganization. The Portfolios have substantially similar investment objectives, policies and practices. Please read the attached Proxy Statement/Prospectus describing the similarities and differences between the Portfolios. It is not anticipated that the Reorganization will have any tax consequences for the Van Kampen Portfolio, the Universal Portfolio or their respective Shareholders. In addition, it is currently expected that the total operating expenses of the Universal Portfolio will be the same as the historical operating expenses of the Van Kampen Portfolio due to a continuing voluntary expense limitation by MSDW Investment Management. MSDW Investment Management will bear all expenses associated with the Reorganization.

   After the Reorganization, your Contract values will depend on the performance of the Universal Portfolio instead of the performance of the current Van Kampen Portfolio. We encourage you to follow the Trustees' recommendation to approve the proposal.

   Your vote is important to us. Your immediate response will help prevent the need for additional solicitations. Thank you for taking the time to consider this important proposal.

   PLEASE MARK, SIGN, AND DATE THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

               INFORMATION ABOUT YOUR PROXY STATEMENT/PROSPECTUS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

A. Van Kampen Life Investment Trust (the "Van Kampen Trust") is seeking your approval of a reorganization (the "Reorganization") of its Morgan Stanley Real Estate Securities Portfolio (the "Van Kampen Portfolio") whereby contract owners' insurance accounts will receive shares of a similar portfolio of The Universal Institutional Funds, Inc. (the "Universal Fund") in exchange for their shares of the Van Kampen Portfolio. In the Reorganization, the Van Kampen Portfolio will be combined with the Universal Fund's U.S. Real Estate Portfolio (the "Universal Portfolio"). The combined Portfolio will be managed in accordance with the investment objectives, policies and strategies of the Universal Portfolio. After the Reorganization, the Van Kampen Portfolio will be dissolved. Shareholders of the Van Kampen Portfolio will continue to have their investments managed by Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), which is also the adviser to the Universal Portfolio.

   Please refer to the proxy statement/prospectus for a detailed explanation of the proposed Reorganization and for a more complete description of the Universal Portfolio.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the Reorganization.

Q. WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL SHAREHOLDER MEETING?

A. MSDW Investment Management is paying all of the expenses relating to the Special Meeting of the Shareholders of the Van Kampen Portfolio (the "Special Meeting").

Q. HOW CAN I VOTE ON THE REORGANIZATION?

A. You will be able to give your insurance company voting instructions for those shares attributable to your contract as of June 16, 2000, the record date for the Special Meeting. A voting instruction card is, essentially, a ballot. While only insurance companies are the Shareholders of the Van Kampen Portfolio, these insurance companies will vote in accordance with your instructions. When you complete your voting instruction card, it tells your insurance company how to vote its shares on the Reorganization which effects the portion of your contract which is allocated to the Van Kampen Portfolio. If you complete and sign the voting instruction card, the shares will be voted exactly as you so instruct. If you simply sign the voting instruction card without otherwise completing it, the shares will be voted FOR the Reorganization. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts.

Q. WHERE DO I MAIL MY VOTING INSTRUCTION CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card to:

  Management Information Services
  61 Accord Park Drive
  Norwell, Massachusetts 02061

Q.WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROXY STATEMENT/ PROSPECTUS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-341-2929 between 7:00 a.m. and 7:00 p.m., Central time, Monday through Friday. Telecommunication Device for the Deaf users may call 1-800-772-8889.

                        Van Kampen Life Investment Trust

                                1 Parkview Plaza
                                 P.O. Box 5555
                     Oakbrook Terrace, Illinois 60181-5555

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON [        ], 2000

                               ----------------

   Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Morgan Stanley Real Estate Securities Portfolio (the "Van Kampen Portfolio") of the Van Kampen Life Investment Trust (the "Van Kampen
Trust") will be held at the offices of [    ], on [    ], 2000 at [   ]
(Central Time). The Special Meeting is being held for the purpose of considering a proposal affecting the Van Kampen Portfolio as set forth below.

   PROPOSAL:  Approval of an Agreement and Plan of Reorganization and
              Liquidation providing for (i) the transfer of all of the assets and liabilities of the Van Kampen Portfolio to the U.S. Real Estate Portfolio (the "Universal Portfolio") of The Universal Institutional Funds, Inc. (the "Universal Fund") in exchange for shares of the Universal Portfolio; (ii) the distribution of the Universal Portfolio shares so exchanged to the accounts of Shareholders of the Van Kampen Portfolio; and (iii) the termination under state law of the Van Kampen Portfolio.

   Shares of the Van Kampen Portfolio are sold to and held by separate accounts ("Accounts") of various insurance companies to fund variable annuity or variable life insurance policies (the "Contracts") offered by the insurance companies. The Accounts invest in shares of the Van Kampen Portfolio in accordance with instructions from Contract owners ("Contract Owners"). Except as might otherwise be provided by applicable law, the Accounts provide pass-through voting to Contract Owners and the Contract Owners have the right to instruct the Account provider on how to vote shares held by the Account under their Contract. If a portion of your Contract was allocated to the Van Kampen Portfolio on June 16, 2000, you are a "Shareholder" and are entitled to notice of the Special Meeting and to instruct your insurance company how to vote the shares of the Van Kampen Portfolio attributable to your Contract at the Special Meeting or any adjournment of the Special Meeting.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING VOTING INSTRUCTION CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE VAN KAMPEN TRUST. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION CARD.

                                          A. Thomas Smith III
                                          Secretary

[        ], 2000

                           Proxy Statement/Prospectus

                             Dated [       ], 2000

        Relating to the Acquisition of the Assets and Liabilities of the
                Morgan Stanley Real Estate Securities Portfolio,
                  a Series of Van Kampen Life Investment Trust

                                1 Parkview Plaza
                                 P.O. Box 5555
                     Oakbrook Terrace, Illinois 60181-5555
                                 1-800-341-2929

                      By and In Exchange for Shares of the
                          U.S. Real Estate Portfolio,
              a Series of The Universal Institutional Funds, Inc.

                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798
                                 1-800-281-2715

   This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the Van Kampen Life Investment Trust (the "Van Kampen Trust") in connection with the Special Meeting of Shareholders of the Morgan Stanley Real Estate Securities Portfolio (the "Van Kampen Portfolio") of the Van Kampen Trust (the "Special Meeting") to
be held on [      ], 2000 at [      ] (Central Time) at the offices of [
]. At the Special Meeting, "Shareholders" (those contract owners who have a portion of their annuity contract or insurance policy allocated to the Van Kampen Portfolio) of the Van Kampen Portfolio will be asked to consider and approve an Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement"), by and between the Van Kampen Trust on behalf of the Van Kampen Portfolio and The Universal Institutional Funds, Inc. (the "Universal Fund") on behalf of the U.S. Real Estate Portfolio (the "Universal Portfolio") (the Van Kampen Portfolio and the Universal Portfolio are referred to collectively as the "Portfolios," and the Van Kampen Trust and the Universal Fund are referred to collectively as the "Funds") and the reorganization contemplated therein (the "Reorganization"). A copy of the Reorganization Agreement is attached as Exhibit A.

   The Reorganization Agreement provides that the Van Kampen Portfolio will transfer all of its assets and liabilities to the Universal Portfolio. In exchange for the transfer of these assets and liabilities, the Universal Portfolio will simultaneously issue its shares to the Van Kampen Portfolio in an amount equal in value to the net asset value of the shares of the Van Kampen Portfolio. Immediately after the transfer of the Van Kampen Portfolio's assets and liabilities, the Van Kampen Portfolio will make liquidating distributions of the exchanged Universal Portfolio's shares to Shareholders' insurance accounts of the Van Kampen Portfolio, so that a Shareholders' insurance account of the Van Kampen Portfolio at the Effective Time of the Reorganization (as defined in the Reorganization Agreement) will receive shares of the Universal Portfolio having the same aggregate net asset value as the shares of the Van Kampen Portfolio held immediately before the Reorganization. Following the Reorganization, Shareholders of the Van Kampen Portfolio will be in effect Shareholders of the Universal Portfolio, and the Van Kampen Portfolio will be terminated under state law.

   The Van Kampen Trust and the Universal Fund are both open-end, management investment companies which offer their shares only to insurance companies for separate accounts which they establish to fund variable life insurance policies and variable annuity contracts and to other entities such as qualified pension and retirement plans. Van Kampen Asset Management Inc. ("VKAM") provides investment advisory services to certain portfolios of the Van Kampen Trust including the Van Kampen Portfolio. Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management") provides investment sub-advisory services to the Van Kampen Portfolio. MSDW Investment Management provides investment advisory services to certain investment portfolios of the Universal Fund, including the Universal Portfolio. VKAM and MSDW Investment Management are wholly owned, directly or indirectly, by Morgan Stanley Dean Witter & Co.

   This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Van Kampen Portfolio should know before investing in the Universal Portfolio, and should be retained for future reference. Certain additional relevant documents (listed below), which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated herein in whole or
in part by reference. A Statement of Additional Information dated [     ],
2000, relating to this Proxy Statement/Prospectus and the Reorganization, including certain financial information about the Van Kampen Portfolio and the Universal Portfolio, has been filed with the SEC and is incorporated herein by reference. A copy of such Statement of Additional Information is available upon request and without charge by writing to The Universal Institutional Funds, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798 or by calling toll-free 1-800-281-2715.

   For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Van Kampen Portfolio, see the prospectus and Statement of Additional Information for the Van Kampen Trust, dated April 28, 2000, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to the Van Kampen Portfolio but not as it relates to any other portfolio of the Van Kampen Trust described therein. It is available without charge by calling 1-800-341-2929 or from your insurance company. For a more detailed discussion of the investment objective, policies, risks and restrictions of the Universal Portfolio, see the prospectus and Statement of Additional Information for the Universal Portfolio, dated May 1, 2000, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the prospectus for the Universal Portfolio accompanies this Proxy Statement/Prospectus. A Statement of Additional Information for the Universal Fund, dated May 1, 2000, has been filed with the SEC, and is incorporated herein by reference. A copy is available upon request and without charge by calling 1-800-281-2715 or your insurance company.

   This Proxy Statement/Prospectus constitutes the proxy statement of the Van Kampen Trust for the Special Meeting and is expected to be sent to Shareholders
on or about [     ], 2000.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SYNOPSIS..................................................................
COMPARISON OF PRINCIPAL RISKS.............................................
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..........................
COMPARISON OF INVESTMENT ADVISERS.........................................
COMPARISON OF FEES AND EXPENSES...........................................
REASONS FOR THE REORGANIZATION............................................
INFORMATION RELATING TO THE REORGANIZATION................................
THE PORTFOLIOS' PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES..............
GOVERNING LAW.............................................................
INFORMATION ABOUT THE PORTFOLIOS..........................................
VOTING MATTERS............................................................
OTHER BUSINESS............................................................
SHAREHOLDER INQUIRIES.....................................................
APPENDIX A: Performance of the Portfolio..................................
EXHIBIT A: Form of Agreement and Plan of Reorganization and Liquidation...

                                    SYNOPSIS

   The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified by reference to the more complete information contained herein and in the attached Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully.

The Reorganization

   Background. The Board of Trustees of the Van Kampen Trust, including the Trustees who are not "interested persons" of the Trust within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has unanimously approved, subject to Shareholder approval, entering into the Reorganization Agreement between the Van Kampen Trust and the Universal Fund, a copy of which is attached hereto as Exhibit A. The Reorganization Agreement provides that the Van Kampen Portfolio will transfer all of its assets and stated liabilities to the Universal Portfolio in exchange for shares of the Universal Portfolio. The Van Kampen Portfolio will distribute the Universal Portfolio shares that it receives to its Shareholders' insurance accounts in liquidation of their interests in the Van Kampen Portfolio. The Van Kampen Portfolio will then be terminated under state law. No sales charge will be imposed in connection with these transactions.

   The Board of Trustees of the Van Kampen Trust has concluded that the Reorganization would be in the best interests of the Van Kampen Portfolio and its Shareholders and that the interests of existing Shareholders in the Van Kampen Portfolio would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Van Kampen Trust recommends that you vote FOR approval of the Reorganization Agreement.

   Tax Consequences. The consummation of the Reorganization is subject to the receipt of an opinion of counsel to the Universal Fund to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, the Reorganization is not anticipated to have any current or future tax consequences to the Van Kampen Portfolio, the Universal Portfolio or their respective shareholders.

   Risk Factors. Although the investment objectives and policies of the Van Kampen Portfolio and the Universal Portfolio are substantially similar, management of the Van Kampen Portfolio believes that an investment in the Universal Portfolio involves investment characteristics, including risks, which are, in some respects, different from those of the Van Kampen Portfolio. In particular, the Universal Portfolio may have increased risks because it is a non-diversified portfolio whereas the Van Kampen Portfolio is a diversified portfolio. Because the Universal Portfolio is non-diversified, the risks of investing in the Universal Portfolio may be intensified because it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Universal Portfolio's performance more than if it were a diversified Portfolio such as the Van Kampen Portfolio. See "Comparison of Principal Risks," page [ ], below for more information about these risks.

The Funds

   Business of the Funds. The Van Kampen Trust is an open-end management investment company, which offers redeemable shares in a series of diversified and non-diversified investment portfolios. It was organized as a Massachusetts business trust on June 3, 1985. On September 16, 1995, the Van Kampen Trust was reorganized as a business trust under the laws of the State of Delaware.

   The Universal Fund is an open-end, management investment company, which offers redeemable shares in a series of diversified and non-diversified investment portfolios. It was organized as a Maryland corporation on March 26, 1996.

   Both Funds offer their shares to separate accounts of various insurance companies to fund variable annuity contracts or variable life insurance policies and certain qualified plans.

   Investment Objectives and Policies. The primary investment objective of the Van Kampen Portfolio is to seek long-term growth of capital with current income as a secondary investment objective. Under normal market conditions, the Van Kampen Portfolio invests at least 65% of its total assets in securities of companies operating in the real estate industry, including equity securities of Real Estate Investment Trusts ("REITs", which are instruments that pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests) and other securities of real estate operating companies. The Van Kampen Portfolio may also invest up to 35% of its total assets in securities of companies outside the real estate industry.

   The investment objective of the Universal Portfolio is to seek above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Universal Portfolio focuses on REITs as well as real estate operating companies. Under normal circumstances, at least 65% of the Universal Portfolio's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs. The Universal Portfolio may also invest up to 35% of its total assets in securities of companies outside the real estate industry.

   The Van Kampen Portfolio defines a company operating in the real estate industry as one that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. The Universal Portfolio defines a company operating in the real estate industry as one that either derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Each Portfolio currently invests broadly among issuers, property types and region. Both Portfolios emphasize bottom-up stock selection with a top-down asset allocation overlay.

   Besides equity securities of REITs, each of the Portfolios may invest in other securities or instruments. Both Portfolios may invest in: equity securities, including common stocks, convertible securities and preferred stocks; investment-grade debt securities of real estate industry companies; securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities (including mortgage-related securities); money market instruments and futures contracts. Both Portfolios may buy and sell put and call options and options on futures contracts (with some limitations on the Van Kampen Portfolio described below) and forward contracts. The Universal Portfolio may further invest in commercial paper, repurchase agreements, depositary receipts, swaps, when-issued and delayed delivery securities and may sell short (provided the position is covered).

   Both Portfolios may invest in securities of foreign issuers. The Van Kampen Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which also may be in the real estate industry. The Universal Portfolio may invest all of its assets in foreign issuers, provided that at least 65% of the assets of those issuers operate in the U.S. real estate industry.

   The Portfolios have certain investment limitations. Neither Portfolio may: invest in commodities (and commodity contracts in the case of the Van Kampen Portfolio, although this does not affect either Portfolio's ability to invest in futures contracts and related options), invest directly in real estate, lend money (except for purchases of debt securities), borrow (although each Portfolio may borrow in an amount not greater than 33 1/3% of its total assets and then only from banks), issue senior securities, underwrite securities or invest more than 25% of the value of its total assets in one industry (except the real estate industry). Neither Portfolio may, with respect to 75% of the Van Kampen Portfolio's assets and 50% of the Universal Portfolio's assets (determined at the close of each quarter of its taxable year or within 30 days thereafter), invest more than 5% in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase securities agreements) or purchase more than 10% of any one issuer. Neither Portfolio may purchase securities on margin (but each may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), invest in a company for purposes of exercising control of the management, invest more than 15% of the Portfolio's net assets (taken at current value) in illiquid securities or invest in the securities of other open-ended investment companies except as permitted under the 1940 Act. The

Van Kampen Portfolio may write covered calls and secured puts, purchase and sell options up to 10% of its total assets and engage in transactions with futures contracts if it is for hedging purposes and the aggregate initial margin and premiums do not exceed 5% of the Van Kampen Portfolio's total assets.

   Many of the limitations described above have certain exceptions, all of which are explained more fully in the Funds' SAIs, each of which is incorporated herein by reference.

   Dividend Policies. Dividends from the net investment income of the Van Kampen Portfolio and the Universal Portfolio are declared and paid to shareholders on an annual basis. For both Portfolios, net capital gains, if any, are distributed no less frequently than annually.

   Investment Advisers. Van Kampen Asset Management Inc. ("VKAM"), a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the investment adviser for the Van Kampen Trust. VKAM supervises and manages all of the investment operations of the Van Kampen Trust. VKAM, together with its affiliated asset management companies (excluding MSDW Investment Management), had approximately $85 billion in assets under management as of March 31, 2000. VKAM is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

   Under an agreement with the Van Kampen Trust, VKAM is entitled to receive a fee from the Van Kampen Portfolio, payable monthly, at the annual percentage rate of average daily net assets as follows:

   Average Daily Net Assets                                                Fee
   ------------------------                                                ----
   First $500 million..................................................... 1.00%
   From $500 million to $1 billion........................................ 0.95%
   More than $1 billion................................................... 0.90%

   VKAM has voluntarily agreed to waive its fees and/or reimburse expenses so that the total annual fund operating expenses of the Van Kampen Portfolio do not exceed 1.10%. For the year ending December 31, 1999, VKAM received an advisory fee of 0.97% (as a percentage of average daily net assets) as compensation for its advisory services.

   Pursuant to a sub-advisory agreement between VKAM and MSDW Investment Management, MSDW Investment Management provides day-to-day portfolio management services to the Van Kampen Portfolio in return for a fee equal to 50% of VKAM's investment advisory fee.

   MSDW Investment Management serves as investment adviser to the Universal Portfolio and certain other investment portfolios of the Universal Fund. MSDW Investment Management is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. MSDW Investment Management, together with its affiliated institutional asset management companies (excluding VKAM), which had approximately $[ ] billion of assets under management as of March 31, 2000. MSDW Investment Management is located at 1221 Avenue of the Americas, New York, New York 10020.

   Under an agreement with the Universal Fund, MSDW Investment Management is entitled to receive a fee from the Universal Portfolio, calculated quarterly, at the annual percentage rate of average daily net assets as follows:

   Average Daily Net Assets                                                Fee
   ------------------------                                                ----
   First $500 million..................................................... 0.80%
   From $500 million to $1 billion........................................ 0.75%
   More than $1 billion................................................... 0.70%

   MSDW Investment Management has voluntarily agreed to waive its fees and/or reimburse expenses at least through the end of the fiscal year ended December 31, 2001 so that the total annual operating expenses of the Universal Portfolio do not exceed 1.10%. For the fiscal year ended December 31, 1999, MSDW Investment Management received no fee from the Universal Portfolio for management fees due to fee waivers. In addition, for the same period, MSDW Investment Management reimbursed the Universal Portfolio for expenses of approximately $121,000.

   Theodore R. Bigman and Douglas A. Funke, employees of MSDW Investment Management, share primary responsibility for managing the assets of each Portfolio.

   Shareholder Transaction Expenses. Neither the Van Kampen Portfolio nor the Universal Fund imposes fees on shareholder transactions.

   Other Fees. Van Kampen Investor Services Inc. ("VKIS") is transfer agent, shareholder servicing agent and dividend disbursing agent for the Van Kampen Trust. For the fiscal year ended December 31, 1999, VKIS received fees in the amount of $14,989 for such services.

   Accounting services are provided at cost by Van Kampen Investment Inc. or its affiliates. For the year ended December 31, 1999, the Van Kampen Portfolio recognized expenses of $66,612 for accounting services.

   MSDW Investment Management provides administrative services to the Universal Portfolio. For its services as administrator, MSDW Investment Management receives a fee equal to 0.25% of the Universal Portfolio's average daily net assets. For the fiscal year ended December 31, 1999, MSDW Investment Management received fees in the amount of $37,938 from the Universal Portfolio for administration services. Under a Sub-Administration Agreement between MSDW Investment Management and Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank, Chase Global provides certain sub-administrative services to the Universal Fund.

   Annual Fund Operating Expenses. The expenses of the Portfolios are compared below, as are estimated expenses of the combined portfolio. The estimated expenses are based upon each Portfolios' expenses as of December 31, 1999. The expenses do not include any fees or expenses charged by your insurance company.

                                                       Van                Pro
                                                     Kampen   Universal  Forma
                                                    Portfolio Portfolio Combined
                                                    --------- --------- --------
   Management Fees.................................   1.00%     0.80%    0.80%
   Other Expenses..................................   0.13%     1.10%    0.35%
                                                      -----     -----    -----
   Total Annual Operating Expenses.................   1.13%*    1.90%*   1.15%*
                                                      =====     =====    =====

--------
* The table does not show the effects of VKAM's or MSDW Investment Management's voluntary fee waiver and/or expense reimbursements. VKAM has voluntarily agreed to waive its fees and/or reimburse expenses so that the Van Kampen Portfolio's expenses do not exceed 1.10% of the Portfolio's net assets. MSDW Investment Management has voluntarily agreed to waive its fees and/or reimburse expenses so that the Universal Portfolio's expenses do not exceed 1.10% of the Portfolio's net assets. MSDW Investment Management has no current intention of terminating this voluntary waiver and/or reimbursement and will continue this waiver after the Reorganization at least until December 31, 2001.

   Example. The purpose of the following table is to assist investors in understanding the various expenses which a shareholder in a Portfolio will bear directly or indirectly. The table illustrates the expenses on a $1,000 investment under the current and pro forma fees and expenses shown above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

   Portfolio                                     1 Year 3 Years 5 Years 10 Years
   ---------                                     ------ ------- ------- --------
   Van Kampen Portfolio.........................  $12     $36    $ 62     $138
   Universal Portfolio..........................  $19     $60    $103     $222
   Pro Forma Combined...........................  $12     $37    $ 63     $140

   The example above should not be considered a representation of future expenses of the Portfolios. The example does not include any fees or expenses charged by your insurance company. Actual expenses may be greater or less than those shown.

   Purchases and Redemptions. The Portfolios are offered exclusively to insurance companies for separate accounts they establish to fund variable annuity contracts and variable life insurance policies, and in some cases, qualified retirement plans. The contract prospectus of each variable insurance or variable annuity product describes how contract holders may allocate, transfer and withdraw amounts to and from separate accounts.

                         COMPARISON OF PRINCIPAL RISKS

   The following discussion highlights the principal risk factors associated with investments in the Portfolios. It is qualified by reference to the discussion of risk factors in each Portfolio's prospectus and Statement of Additional Information which are incorporated herein by reference.

   Because of the similarities in the investment objectives and policies of the Portfolios and because each of the Portfolios owns substantially the same securities, VKAM believes that an investment in the Van Kampen Portfolio entails substantially the same risks as an investment in the Universal Portfolio. However, an investment in the Universal Portfolio involves investment characteristics, including risks, which are, in some respects, different than those of the Van Kampen Portfolio. Because of these differences, Shareholders should consider whether the Universal Portfolio conforms to their investment objective.

   The principal investment risk associated with investments in either Portfolio is market risk which can cause the prices of each Portfolio's securities to fluctuate over time. The prices of the Portfolios' securities will rise and fall in response to a number of factors. In particular, they will respond to events which affect the entire real estate industry and events that affect particular issuers. At times, the Portfolios' market sector, U.S. real estate securities, may underperform relative to other sectors.

   Investing in real estate companies entails the risk of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. The Portfolios' investments in REITs entail special risks. Investing in REITs exposes investors to the risks of owning real estate directly as well as to risks that specifically relate to the way in which REITs are organized and operated. Operating REITs requires specialized management skills and a Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income.

   An important difference concerning the risks of the Portfolios is that the Van Kampen Portfolio is a "diversified" fund under the 1940 Act and the Universal Portfolio is a "non-diversified" fund under the 1940 Act. Because the Universal Portfolio is non-diversified, the risks of investing in the Universal Portfolio may be intensified because it may invest in securities of a more limited number of issuers than a diversified fund under the 1940 Act. As a result, the performance of a particular investment or a small group of investments may affect the Universal Portfolio's performance more than if it were diversified.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The primary investment objective of the Van Kampen Portfolio is to seek long-term growth of capital with current income as a secondary investment objective. The Universal Portfolio's investment objective is to seek above average current income and long-term capital appreciation. These objectives are similar; however, the Universal Portfolio's investment objective contains current income as a primary investment objective, whereas the Van Kampen Portfolio's investment objective contains current income as a secondary investment objective. Despite this difference in investment objectives, the Portfolios are currently managed in a substantially similar manner.

   The Portfolios have similar investment policies and strategies. MSDW Investment Management seeks to achieve each Portfolio's investment objectives by investing primarily in a portfolio of securities of companies operating in the U.S. real estate industry. Under normal market conditions, the Van Kampen Portfolio will hold at least 65% of its total assets in securities of companies operating in the real estate industry, including equity securities of REITs and other securities of real estate operating companies. Under normal market conditions, the Universal Portfolio will hold at least 65% of its total assets in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including REITs. Both Portfolios currently invest broadly among issuers, property types and region. The Portfolios' investment manager emphasizes bottom-up stock selection with a top-down asset allocation overlay with respect to each of the Portfolios.

   The Portfolios' investment policies differ in some respects. The Universal Portfolio invests at least 65% of its assets in income producing securities whereas the Van Kampen Portfolio has no requirement that its securities produce income. In addition, the Universal Portfolio may invest without limit in the securities of foreign companies (although under normal market conditions, at least 65% of total assets will be invested in securities of companies principally engaged in the U.S. real estate industry) whereas the Van Kampen Portfolio may invest only 25% of its total assets in securities of foreign issuers without regard as to whether they are engaged in the U.S. real estate market. Although the Portfolios are currently managed in a substantially similar manner with respect to foreign securities, the fact that the Universal Portfolio may invest without limitation in the securities of foreign issuers, so long as 65% of its total assets are invested in the securities of companies (including foreign companies) principally engaged in the U.S. real estate industry, could entail additional risks. These risks include fluctuations in the values of foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

   If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts.

   The Van Kampen Portfolio defines a company operating in the real estate industry as one that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. The Universal Portfolio defines a company operating in the real estate industry as one that either derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Each Portfolio currently invests broadly among issuers, property types and region. Both Portfolios emphasize bottom-up stock selection with a top-down asset allocation overlay.

   The Portfolios' principal investments are equity securities of REITs. A REIT is not taxed on income distributed to shareholders if it complies with certain regulatory requirements relating to its organization, ownership, assets and income and if it distributes 95% of its taxable income each taxable year. There are three main types of REITs: "equity REITs," that invest directly in real estate property and receive income primarily from rents and capital gains from appreciation of property; "mortgage REITs," which invest the majority of their assets in real estate mortgages and receive income from interest payments on the mortgages and "hybrid REITs," that combine the characteristics of both equity and mortgage REITs.

   The Portfolios also invest in: common stock, which entitles the holder to a pro rata share of profits of the corporation, if any, without any preference over other class of securities; convertible securities, which are bonds, debentures, notes, preferred stocks, warrants or other securities which can be exchanged for a prescribed amount of common stock; preferred stock, which generally has a preference as to dividends over common stock, but its dividends generally are payable only if declared by an issuer's board of directors; and investment grade debt securities of issuers in the real estate industry, which ordinarily entitle the holder to receive interest during the term of the security and repayment of principal at maturity. The term "investment grade" is defined by both of the Portfolios as a security that is rated BBB or higher by Standard & Poor's or Baa or higher by Moody's Investors Service, Inc. or determined to be of equivalent quality.

   Other securities in which each of the Portfolios may invest are: U.S. Government securities issued or guaranteed by the U.S. government and its agencies and instrumentalities (including mortgage-related securities), money market instruments, futures contracts, options on futures contracts and forward contracts. Both Portfolios may buy and sell put and call options and options on futures contracts (with some limitations as described in the Synopsis). The Universal Portfolio may further invest in commercial paper, repurchase agreements, depositary receipts, swaps, when-issued and delayed delivery securities and may sell short (provided the position is covered).

   Each Portfolio has adopted somewhat different investment restrictions. VKAM and MSDW Investment Management believe that these differences are not significant and do not materially impact the manner in which the Portfolios are managed. Additional information about each Portfolio's current fundamental investment limitations can be found in their respective Statements of Additional Information or in the section of the Synopsis entitled "Investment Objectives and Policies".

   Because MSDW Investment Management provides investment management services to both of the Portfolios, the Portfolios often invest in the same or similar Portfolio securities. As of December 31, 1999, the Portfolios had a substantial portion of their assets invested in the same companies (see the Statement of Additional Information relating to this Proxy Statement/Prospectus). Appendix A to this Proxy Statement/Prospectus reproduces the discussions of the Portfolios' respective performances contained in their most recent annual reports to shareholders.

                       COMPARISON OF INVESTMENT ADVISERS

   Further information about the Portfolios' investment advisers, including information regarding the fees paid to the advisers by the Portfolios, can be
found on pages [    ].

   VKAM, a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the investment adviser for the Van Kampen Trust. VKAM supervises and manages all of the investment operations of the Van Kampen Trust. Pursuant to a sub-advisory agreement between VKAM and MSDW Investment Management, MSDW Investment Management provides day-to-day portfolio management services to the Van Kampen Portfolio.

   MSDW Investment Management serves as the investment adviser to the Universal Portfolio and certain other investment portfolios of the Universal Fund. MSDW Investment Management is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

   Theodore R. Bigman and Douglas A. Funke, employees of MSDW Investment Management, share primary responsibility for the day-to-day management of each Portfolio's assets.

   Because MSDW Investment Management provides investment management services to both of the Portfolios, it is anticipated that Shareholders of the Van Kampen Portfolio will receive similar day-to-day portfolio management services after the Reorganization.

                        COMPARISON OF FEES AND EXPENSES

   The fees and expenses of the Portfolios include management fees and other fees and expenses. The fees and expenses of the Portfolios are detailed on
pages [   ].

                         REASONS FOR THE REORGANIZATION

   In determining whether to recommend approval of the Reorganization Agreement to Shareholders of the Van Kampen Portfolio, the Board of Trustees considered a number of factors, including, but not limited to: (i) MSDW Investment Management currently manages on a day-to-day basis the assets of each of the Van Kampen Portfolio and the Universal Portfolio; (ii) the expenses and advisory fees applicable to the Van Kampen Portfolio and the Universal Portfolio before the Reorganization and the estimated expense ratios of the Universal Portfolio after the Reorganization; (iii) the comparative investment performance of the Van Kampen Portfolio and the Universal Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of Van Kampen Portfolio Shareholder interests; (v) the compatibility of the Portfolios' investment objectives; (vi) the costs estimated to be incurred by the respective Portfolios as a result of the Reorganization; (vii) the future growth and performance prospects of the Van Kampen Portfolio; and (viii) the anticipated tax consequences of the Reorganization.

   In this regard, the Board of Trustees reviewed information provided by VKAM, the investment adviser of the Van Kampen Portfolio, MSDW Investment Management, the investment adviser of the Universal Portfolio and the investment sub-adviser of the Van Kampen Portfolio, and Van Kampen Investments Inc., the parent corporation of VKAM, relating to the anticipated impact on the Shareholders of the Van Kampen Portfolio and the Universal Portfolio as a result of the Reorganization. Specifically, the Board of Trustees considered information provided by VKAM that a large Account holder of the Van Kampen Portfolio has informed VKAM that it intends to transfer its investments to the Universal Portfolio (to consolidate with other investments in the Universal
Fund) or otherwise withdraw its assets from the Van Kampen Portfolio. The Board of Trustees weighed the fact that VKAM advised that it could be difficult to manage the remaining assets of the Van Kampen Portfolio without adverse effects on the performance of the Portfolio for the remaining Shareholders. The Board of Trustees also considered advice from the portfolio management team of the Van Kampen Portfolio that efficient portfolio management requires a larger portfolio than would remain and that the viability of a portfolio of such size was questionable in the event of significant redemptions.

   The Board of Trustees considered the probability that the increased asset base of the Universal Portfolio after giving effect to its combination with the assets of the Van Kampen Portfolio in the Reorganization would result in the following benefits for the Shareholders of the Van Kampen Portfolio (as compared to the situation if the Reorganization is not effected), although there can, of course, be no assurances that such benefits will be realized. The combined Portfolios would eliminate duplicative portfolio transactions for each Portfolio, eliminate separate management of inflows and outflows of each Portfolio and could lead to more trading efficiencies or other economies of scale on duplicative operations such as transfer agents, custodians and other service providers. Moreover, MSDW Investment Management has agreed to waive advisory fees and/or reimburse expenses at least until December 31, 2001 for the surviving Universal Portfolio as necessary so that total annual operating expenses do not exceed 1.10% of the Universal Portfolio's average daily net assets. The current total operating expenses of the Van Kampen Portfolio reflect fee waivers and/or expense reimbursements by VKAM and there can be no assurance that such waivers or reimbursements would continue for the Van Kampen Portfolio if the Reorganization is not completed or that the Van Kampen Portfolio's total operating expenses would not increase if the assets of the Portfolio should be substantially reduced through redemptions.

   In addition, based on the factors described above and other factors, the Board of Trustees of the Van Kampen Trust and the Directors of the Universal Fund who are not "interested persons" of the Van Kampen Trust or the Universal Fund within the meaning of Section 2(a)(19) of the 1940 Act, determined that
(i) participation in the Reorganization is in the best interests of the Van Kampen Portfolio and the Universal Portfolio, respectively, and (ii) the interests of Shareholders of the Van Kampen Portfolio and the Universal Portfolio, respectively, will not be diluted as a result of the Reorganization.

 Comparative Performance

                                Average Annual Total Return For Periods
                                        Ended December 31, 1999
                               -------------------------------------------------
                                                                       Since
   Portfolio                    1 Year       3 Years      5 Years    Inception*
   ---------                   ----------   ---------    ---------  ------------
   Van Kampen Portfolio.......      -3.37%        1.23%         N/A        10.70%
   Universal Portfolio........      -1.47%         N/A          N/A         1.27%

--------
* The Van Kampen Portfolio commenced investment operations on July 3, 1995. The Universal Portfolio commenced investment operations on March 3, 1997.

                   INFORMATION RELATING TO THE REORGANIZATION

   Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Agreement attached as in Exhibit A. The Reorganization Agreement provides that the assets and liabilities of the Van Kampen Portfolio will be transferred to the Universal Portfolio at the effective time of the Reorganization (the "Effective Time"). In exchange for the transfer of these assets and liabilities, the Universal Portfolio will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares to the Van Kampen Portfolio equal in net asset value to the net asset value of the Van Kampen Portfolio immediately prior to the Effective Time of the Reorganization. The Van Kampen Portfolio will distribute to its Accounts such full and fractional shares of the Universal Portfolio equal in value to the net asset value of the Van Kampen Portfolio's shares held by such Accounts at the Effective Time. The Van Kampen Portfolio then will be dissolved under state law. The Universal Portfolio does not issue share certificates to separate accounts. Shares of the Universal Portfolio to be issued will have no preemptive or conversion rights. No sales charge will be imposed in connection with the receipt of such shares of the Universal Portfolio.

   As provided in the Reorganization Agreement, MSDW Investment Management will bear all expenses resulting from the Reorganization. The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement by Shareholders of the Van Kampen Portfolio (who instruct their respective insurance companies how to vote the shares of the Van Kampen Portfolio attributable to their Contracts); the receipt of certain legal opinions described in Sections 6, 7 and 8 of the Reorganization Agreement (including an opinion of Morgan, Lewis & Bockius LLP that the Universal Portfolio shares issued in accordance with the terms of the Reorganization Agreement are validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning aggregate asset values; and the parties' performance in all material respects of the agreements and undertakings in the Reorganization Agreement.

   The Reorganization Agreement and the Reorganization may be abandoned with respect to either Portfolio without penalty at any time prior to the Effective Time of the Reorganization, as defined in the Reorganization Agreement, by resolution of the Board of Trustees of the Van Kampen Trust or the Board of Directors of the Universal Fund or at the discretion of any duly authorized officer of the Van Kampen Trust or the Universal Fund, if circumstances should develop which, in the opinion of such Board or officer, make proceeding with the Reorganization inadvisable.

   Federal Income Taxes. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. If so qualified, the Universal Portfolio will not recognize gain or loss in the transaction; the tax basis of the Universal Portfolio shares received will be the same as the basis of the Van Kampen Portfolio shares surrendered; and the holding period of the Universal Portfolio shares received will include the holding period of the Van Kampen Portfolio shares surrendered, provided that the shares surrendered were capital assets of the Van Kampen Portfolio Shareholders at the time of the transaction. As a condition to the closing of the Reorganization, the Van Kampen Trust and the Universal Fund will receive an opinion from Morgan, Lewis & Bockius LLP to that effect. The Van Kampen Trust, on behalf of the Van Kampen Portfolio, has not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including state and local tax consequences.

   Capitalization. The following table sets forth as of December 31, 1999, (i) the capitalization of the Van Kampen Portfolio; (ii) the capitalization of the Universal Portfolio; and (iii) the pro forma combined capitalization of the Portfolios assuming the Reorganization has been approved.

                                              Net Asset Value
   Portfolio                      Net Assets     Per Share    Shares Outstanding
   ---------                     ------------ --------------- ------------------
   Van Kampen Portfolio......... $149,579,269     $12.37          12,090,590
   Universal Portfolio.......... $ 15,965,941     $ 9.11           1,751,924
   Combined Portfolios.......... $165,545,210     $ 9.11          18,171,163

          THE PORTFOLIOS' PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

   Shares of the Portfolios are only sold to insurance companies and, in some cases, to qualified employee benefit plans. The Reorganization will have no impact on your ability to reallocate among your insurance company's investment options, as permitted under your Contract.

                                 GOVERNING LAW

   The Universal Fund is organized as a Maryland corporation. The Van Kampen Trust is organized as a Delaware business trust. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware business trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the Funds' organizational documents contain certain differences summarized below. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.

   Consistent with Delaware law, the Van Kampen Trust has authorized the issuance of an unlimited number of shares for the Van Kampen Portfolio. Consistent with Maryland law, the Universal Fund has authorized a specific number of shares for the Universal Portfolio; however, the Universal Fund's organizational documents provide directors with the authority to increase or decrease the authorized number of shares, from time to time, as they consider necessary. Both the Van Kampen Trust and the Universal Fund allow the trustees/directors to create one or more separate investment portfolios and to establish a separate series of shares for each Portfolio and further to subdivide the shares of a series into one or more classes.

   In general, the rights associated with common shares of beneficial interest of the Van Kampen Trust are similar to the rights associated with shares of common stock of the Universal Fund. An area of potential difference is that, although shareholders of a Delaware business trust generally are not personally liable for obligations of the Van Kampen Trust under Delaware law (the Delaware business trust law provides that shareholders of a Delaware business trust should be entitled to the same limitation of liability as shareholders of private, for profit corporations), similar statutory or other authority limiting business trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the Van Kampen Trust's organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the Van Kampen Trust and require notice of such disclaimer in each agreement, obligation or instrument entered into by the Van Kampen Trust and (ii) provide for shareholder indemnification out of the series or portfolio property if any shareholder is held personally liable for the obligations of the Van Kampen Trust. Management of the Van Kampen Trust believes the risk of liability to a Van Kampen Portfolio Shareholder beyond his or her investment is remote.

   Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (i) the dividends which a shareholder receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (iii) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

   Neither Portfolio is required, and neither Portfolio anticipates, holding annual meetings of its shareholders. Both Portfolios do have certain mechanics whereby shareholders can call a special meeting of the respective Portfolio. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, approve changes in fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by trustees/directors.

   The responsibilities, powers and fiduciary duties of trustees under Delaware law are substantially the same as those for directors under Maryland law. For the Van Kampen Trust and the Universal Fund, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. Trustees/directors terms are until the later of the election of such person's successor or resignation or removal. Trustees of the Van Kampen Trust may be removed with or without cause by vote of a majority of the shares then outstanding, cast in person or by proxy at a meeting called for the purpose, or by vote of two-thirds of the number of trustees prior to such removal. Directors of the Universal Fund may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting.

   The foregoing is only a summary of certain differences between the Van Kampen Trust under Delaware law and the Universal Fund under Maryland law. It is not intended to be a complete list of differences, and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statement with the SEC and shareholders may obtain copies of such documents as described on page [ ] of this Proxy Statement/ Prospectus.

                        INFORMATION ABOUT THE PORTFOLIOS

   Information about the Van Kampen Trust is included in the current prospectus dated April 28, 2000, which is incorporated by reference herein solely with respect to the Van Kampen Portfolio. Additional information is included in the Statement of Additional Information of the Van Kampen Trust dated April 28, 2000, which is available upon request and without charge by calling 1-800-341-2929. Information concerning the Universal Portfolio is incorporated herein by reference to the current prospectus relating to the shares of the Universal Portfolio dated May 1, 2000. A copy of the prospectus for the Universal Portfolio accompanies this Proxy Statement/Prospectus. Additional information about the Universal Fund is included in the Statement of Additional Information dated May 1, 2000 which is available upon request and without charge by calling 1-800-281-2715 or by contacting your insurance company. Each Statement of Additional Information has been filed with the SEC. The Van Kampen Trust and the Universal Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be obtained from the SEC in any of the following ways: (1) In person: you may review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the SEC's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the SEC, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Van Kampen Trust's 1940 Act registration number is 811-4424 and the Universal Fund's 1940 Act registration number is 811-7607.

   Financial Statements. The financial statements of the Van Kampen Portfolio contained in the Van Kampen Trust's annual report to shareholders for the fiscal year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants. The Board of Trustees of the Van Kampen Portfolio has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Van Kampen Portfolio's independent accountants, effective May 18, 2000. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Van Kampen Portfolio's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Van Kampen Portfolio and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Van Kampen Portfolio's investment adviser. The change in independent accountants was approved by the Van Kampen Portfolio's audit committee and its Board of Trustees, including Trustees who are not "interested persons" of the Van Kampen Portfolio (as defined in the 1940 Act). The financial statements of the Universal Portfolio contained in its annual report to shareholders for the fiscal year ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, its independent accountants. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Portfolios. Unaudited pro forma financial statements reflecting the combined Portfolio after the Reorganization are contained in the Statement of Additional Information dated [ ], 2000, relating to this Proxy Statement/Prospectus. A copy of the Van Kampen Trust's annual report may be obtained on request without charge by writing to Van Kampen Life Investment Trust at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, or by calling 1-800-341-2929 or by contacting your insurance company. The Universal Portfolio's annual report may be obtained by writing to The Universal Institutional Funds, Inc. at P.O. Box 2798, Boston, Massachusetts 02208-2798, or by calling 1-800-281-2715 or by contacting your insurance company.

   Legal Matters. Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606 serves as counsel to the Van Kampen Trust and will render opinions concerning the outstanding shares of the Van Kampen Portfolio. Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as counsel to the Universal Fund. Morgan, Lewis & Bockius LLP will render opinions concerning the Federal tax-free nature of the Reorganization, the issuance of Universal Portfolio shares and certain Federal tax matters described above.

   THE BOARD OF TRUSTEES OF THE VAN KAMPEN TRUST RECOMMENDS THAT YOU VOTE FOR
                   APPROVAL OF THE REORGANIZATION AGREEMENT.

                                 VOTING MATTERS

   General Information. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Van Kampen Trust in connection with the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Van Kampen Trust, the Universal Fund and your insurance company may also solicit proxies by telephone, facsimile, or in person. The cost of solicitation will be borne, directly or indirectly, by MSDW Investment Management.

   Voting Rights and Required Vote. Each share of beneficial interest of the Van Kampen Portfolio is entitled to one vote. Approval of the Reorganization Agreement with respect to the Van Kampen Portfolio requires the affirmative vote of a majority of the full and fractional shares of the Van Kampen Portfolio outstanding and entitled to vote. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Van Kampen Trust a specific written notice of revocation.

   Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. Abstentions do not constitute votes "For" a proposal and will have the same effect as votes "Against" a proposal. A majority of the outstanding shares of the Van Kampen Portfolio entitled to vote must be present in person or by proxy in order to have a quorum to conduct business at the Special Meeting. Abstentions will be deemed present for the purpose of determining whether a quorum is present.

   It is not anticipated that any matters other than the adoption of the Reorganization Agreement will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

   If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a reasonable period of time to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of the votes cast on the proposal in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by MSDW Investment Management.

   Record Date and Outstanding Shares. Only shareholders of record of the Van Kampen Portfolio at the close of business on June 16, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. At the close of business on the Record
Date there were outstanding and entitled to vote [    ] shares of beneficial
interest of the Van Kampen Portfolio.

   Security Ownership of Certain Beneficial Owners. Insurance companies will vote on the proposed Reorganization as instructed by Shareholders. Thus, insurance companies do not control the Portfolio as a result of their ownership.

   Van Kampen Life Investment Trust: The following persons owned 5% or more of
the Van Kampen Portfolio's outstanding shares as of [     ], 2000:

     [        ]

   The Universal Institutional Funds, Inc.: The following persons owned 5% or
more of the Universal Portfolio's outstanding shares as of [      ], 2000:

     [        ]

   Pro forma security ownership: If the Reorganization is approved, the following persons will hold 5% or more of the combined portfolio's outstanding shares:

     [      ]

   For regulatory reasons, shares of the Portfolios are only available to separate accounts of participating insurance companies, thus the Trustees/Directors and officers of the Van Kampen Trust and the Universal Fund do not own shares of the Portfolios.

   Expenses. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Van Kampen Trust, VKAM , your insurance company or by Management Information Services, a solicitation firm located in Norwell, Massachusetts, which has been engaged to assist in proxy solicitation at an estimated cost of approximately $2,500. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by MSDW Investment Management. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

   The Board of Trustees of the Van Kampen Trust knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of voting instruction card.

                             SHAREHOLDER INQUIRIES

   Van Kampen Life Investment Trust: Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Proxy Statement/Prospectus or by telephoning 1-800-341-2929.

   The Universal Institutional Funds, Inc: Shareholder inquiries may be addressed to the Fund in writing at P.O. Box 2798, Boston, Massachusetts 02208-2798 or by telephoning 1-800-281-2715.

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By the Order of the Board of
                                           Trustees,

                                          A. Thomas Smith III
                                          Secretary

                                   APPENDIX A
                         PERFORMANCE OF THE PORTFOLIOS

                    The Universal Institutional Funds, Inc.
                           U.S. Real Estate Portfolio

                              Investment Overview

                Composition of Net Assets (at December 31, 1999)
--------------------------------------------------------------------------------


                                [CHART TO COME]


Top Five Holdings

                                                            Percent Of
Security                                    Industry        Net Assets
--------                             ---------------------- ----------
Equity Office Properties Trust       Office                    5.8%
Arden Realty Group, Inc.             Office                    5.4%
Equity Residential Properties Trust  Residential Apartments    5.1%
Avalonbay Communities, Inc.          Residential Apartments    5.0%
Brookfield Properties Corp.          Office                    5.0%

Performance Compared to the National Association of Real Estate Investment Trusts (NAREIT) Equity Index/1/
--------------------------------------------------------------------------------

                                                             Total Returns/2/
                                                           ---------------------
                                                                  Average Annual
                                                            One       Since
                                                            Year   Inception/3/
                                                           ------ --------------
Portfolio................................................. -1.47%      1.27%
Index..................................................... -4.62%     -2.25%

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.

Past performance is not predictive of future performance.

Comparison of the Change in Value of a $10,000 Investment


                                [CHART TO COME]

-------------------------------------------------------------------------------
                                3/3/97*    12/31/97   12/31/98   12/31/99

U.S Real Estate Portfolio       $10,000     ------     ------     $10,363
National Association of Real
 Estate Investment Trusts
 (NAREIT Equity Index)          $10,000     ------     ------     $ 9,378

* Commencement of Operations


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Certain information appearing in this investment overview is unaudited. Accordingly, the report of independent accountants does not extend to this information. The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned. The performance results provided are for informational purposes only and should not be construed as a guarantee of the Portfolio's future performance. Past performance shown is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The U.S. Real Estate Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the year ended December 31, 1999, the Portfolio had a total return of - 1.47% compared to -4.62% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the period from inception on March 3, 1997 through December 31, 1999, the Portfolio had an average annual total return of 1.27% compared to -2.25% for the Index.

Performance of the REIT market in the fourth quarter of 1999 resembled the pattern established for much of the previous six quarters, featuring persistent downward pressure with intermittent rallies. Despite declining through mid-December to its 52-week low (a level last witnessed in November 1996), due to a lack of interest by non-dedicated investors and tax loss selling, the sector rallied 9% in the last half of December as value investors appeared to gain a renewed interest. The Index fell by 1% in the fourth quarter and provided a year-to-date loss

                    The Universal Institutional Funds, Inc.
                       U.S. Real Estate Portfolio (cont.)

of 4.62%. REIT share prices are now trading at more than a 15% discount to the underlying Net Asset Value ("NAV") of their assets. Despite the attractive arbitrage between valuations in the public versus the private real estate markets, there was very little interest by non-dedicated institutional investors in the sector this past year. (We define real estate arbitrage as the pricing disparity between prices of actual properties in the private real estate market versus the implied pricing of properties owned by public companies based on their share price).

As stated in earlier annual & semi-annual reports, our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector can trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling (allowing for the notion that the public market has a tendency to over-shoot both on the upside and downside). The current pricing causes us to return to the same fundamental question: is the public market valuation accurately predicting a decline in real estate values or is the public market simply oversold? Although we retain a healthy respect for the predicting power of the public markets, our bias is to support the opinion that the market is oversold.

The REIT industry hosted its annual conference in Los Angeles at the end of October and the tone was more upbeat than we had expected in spite of the weak share prices. Two general themes relayed by the companies were the continued strong performance in the physical property markets and their acceptance that the sector may trade at a discount to NAV for a substantial period. As a result, companies generally have reoriented their thinking to focus on the growth of NAV per share as opposed to absolute growth. They are also attempting to become self-funding, which will require the implementation of asset sales, joint ventures and more judicious use of free cash flow. In fact, many companies have developed our recommended model of comparing any development or acquisition activity to buying back their stock.

At year-end we can point to five completed or agreed-to LBO transactions in the industry. These transactions provide the best evidence of both the existence of the arbitrage opportunity between the valuation of public and private real estate as well as the availability of equity investors. It is interesting to note that the participants in the LBOs discussed below include a number of the most sophisticated real estate opportunity funds. These investors, who typically invest in the private real estate marketplace, took advantage of the arbitrage opportunity to purchase public companies trading at significant discounts to asset value. Generally, given an average leverage ratio approaching 50% of total capital, a company trading at an NAV discount of 15% to 25% allows an investor to buy the assets at an attractive price and provides existing shareholders handsome return potential.

Further evidence of the favorable real estate arbitrage is the pervasive adoption of share buyback programs. Instead of buying or developing properties, companies are utilizing retained cashflow to fund share buybacks, effectively to purchase real estate in the cheapest manner (by buying their stock that trades at a discount to private real estate value). The most recent decline in prices served to increase the number of share buyback programs. We have been strong advocates for companies to perform the analysis of this strategy. For many companies, their stock is the best investment that they can identify in this competitive market

                    The Universal Institutional Funds, Inc.
                       U.S. Real Estate Portfolio (cont.)

for real estate. Due to the large required dividend payout of the REIT structure, companies in the sector can only generate modest levels of free cashflow to buyback shares. However, we applaud the companies that have sold assets (at par) and redeployed that capital into share repurchases (at a discount). Through the third quarter, more than 50 companies authorized share buyback programs and had purchased in excess of $1 billion of stock, representing more than 2% of their equity capitalization.

Companies have taken greater steps in developing business plans that do not require equity issuance. These plans place an emphasis on managing the existing portfolio and external growth, if planned, is funded by asset sales or is accomplished within a joint venture structure. These approaches provide variations on a theme of self-funding. We support the strategy of growing NAV per share as opposed to a strategy based simply on growing. We believe that investors remain concerned that any improvement in pricing will cause REITs to issue equity, thereby placing a ceiling on the price of the stocks. There were no equity offerings completed in the fourth quarter. We expect the calendar to remain dormant as a result of weak pricing, the lack of significant demand from institutional buyers, and the propensity for investors to pummel companies that issue equity.

The fourth quarter featured a number of exciting joint venture transactions. The most notable was the joint venture established by Equity Office Properties. The company sold interests in seven office buildings to Lend Lease Real Estate (one of the most respected global real estate investors) for $540 million at an attractive blended cashflow multiple. In addition, Equity will retain the management and leasing of the assets and concurrently announced a $250 million share buyback program. In a similar transaction, Prime Group Realty sold a 50% interest in their best downtown Chicago office asset for approximately $300 million to a large state pension plan. Prime also retained management and leasing and subsequently announced a share buyback program. Note that this marked the highest sale price ($300 per square foot) achieved in this market.

The REIT Modernization Act, first proposed in the spring, has been passed. The key feature is the ability for REITs to engage in service businesses that are complementary to real estate through 100% ownership of a taxable REIT subsidiary ("TRS"), without jeopardizing their tax status. Many of the larger REITs have successfully identified additional revenue sources by taking advantage of ancillary businesses that access their existing client base. This is being accomplished in all sectors. In multifamily, Equity Residential earns income through relationships with service providers to their apartment residents (e.g., cable television providers, long distance carriers, and insurance companies). In the mall sector, Simon Property Group, through its Simon Brand Ventures subsidiary, has developed relationships with companies including Microsoft (to sell its Internet service) and Turner Broadcasting (to air TBS programming in Simon malls) and has developed its own rewards program to generate income. Finally, many of the office REITs generate income through relationships with providers of broadband services to their tenants.

Real Estate Market

We have continued to caution investors that there remain threats of over-supply but strong demand is serving to mute any serious concern at this time. Generally, there continues to be evidence of a maturing real estate market as the improvement in fundamentals have begun to plateau. The following presents an outline of our views.

                    The Universal Institutional Funds, Inc.
                       U.S. Real Estate Portfolio (cont.)


Similar to last quarter, the data reported from the Census Bureau for the fourth quarter demonstrated a modest level of risk to over-supply in the market for apartments. Permits exceeded 350,000 units (annual pace on a seasonally adjusted basis), for each of the last two reported months (October and November). Starts barely exceeded 300,000 units in September and were 280,000 and below in October and November. With net demand estimates in the 300,000 to 320,000 unit range, we are monitoring this data for signs of further acceleration. Based on projections by F.W. Dodge, prospective supply is running about 1.1% higher than prospective demand for the next two-year period. This would result in overall vacancy increasing from 7.1% towards 8% over this period.

Rebounding from a slump in the summer and fall, consumer confidence rose in the fourth quarter and ended December at its highest level since its all-time high in October 1968. Despite earlier concerns, mall sales for the holiday shopping season rose 7.7% over 1998 rates according to the International Council for Shopping Centers. Landlords continue to point to a strong leasing environment as retailers commit to new stores and expansions. It is noteworthy that this proved to be a difficult period for certain e-commerce retailers as the web sites of the traditional retailers gained market share based upon both the greater brand name recognition of the traditional retailers and their superior logistics and delivery systems. Despite the unexpected strong performance over Christmas, the risk of e-commerce remains the key mitigating factor that tempers enthusiasm for the sector.

The near-term trends remain similar in both the office and industrial markets. While significant amounts of space continue to come on-line, demand continues to remain strong, almost keeping pace with new supply on the national level. According to data from Torto Wheaton, national office vacancy rose a modest 0.2% to 9.8% in the third quarter. The downtown markets experienced a slight improvement of 0.2% as vacancies declined to 8.7% while vacancies in the suburban markets moved above 10%. The industrial market, which featured a modest increase of 0.1% in vacancy rates in the second quarter, reported an equally modest increase of 0.1% for the third quarter. The national industrial vacancy rate now stands at 7.5%.

Despite a strong economy and relatively easy comps versus last year, the hotel market demonstrated only modest revenue per available room ("RevPar") growth in the fourth quarter. It is clear that the large supply of product continues to put pressure on the market. Smith Travel Research reported full-year RevPar growth of 3.2% and most public companies have provided similar annual RevPar projections for 2000.

Portfolio

We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we were encouraged by the strength of the U.S. economy. Current economic consensus for strong GDP growth in 2000 causes us to remain constructive with regard to the likelihood that real estate fundamentals will remain favorable. The top-down weightings in the Portfolio remain similar to last quarter, with a modest bias toward central business district and Southern California office properties and away from grocery-anchored shopping centers. We maintain an overweight position to markets with greater barriers to entry, including West Coast apartments and downtown office buildings. We continue to take advantage of the relative similarity in pricing of companies to upgrade the Portfolio, measured both in terms of the quality of properties held by companies and the management teams at the companies.

January 2000

                        Van Kampen Life Investment Trust
                Morgan Stanley Real Estate Securities Portfolio

TOTAL RETURNS
One-year total return based on NAV(1).................................   (3.37%)
Life-of-Portfolio average annual total return based on NAV(1).........   10.70%
Commencement date..................................................... 07/03/95

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              Putting Your Portfolio's Performance in Perspective

                Morgan Stanley Real Estate Securities Portfolio

   As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

  . Illustrate the market environment in which your Portfolio is being managed.

  . Reflect the impact of favorable market trends or difficult market conditions.

  . Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

   The following graph compares your Portfolio's performance to that of the Standard & Poor's 500 Index and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index over time. These indexes are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

   Growth of a Hypothetical $10,000 Investment

   Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio vs. the Standard & Poor's 500 Index and the NAREIT Equity Index (July 3, 1995, through December 31, 1999)


                                [CHART TO COME]

-----------------------------------
Portfolio's Total Return
1 Year Total Return =     104.38%
Inception Avg. Annual =    40.58%
-----------------------------------
[GRAPH]

       VAN KAMPEN LIT-EMERGING                       STANDARD & POOR'S MIDCAP
              GROWTH PORTFOLIO      RUSSEL 2000 INDEX          400 INDEX*
          -----------------------   -----------------   ----------------------
Jul 1995        10000.00                10000.00                10000.00
                10860.00                10576.00                10509.00
                11000.00                10795.00                10684.00
                11270.00                10988.00                10974.00
                11110.00                10496.00                10679.00
                11460.00                10937.00                11126.00
Dec 1995        11710.00                11226.00                11130.00
                11550.00                11214.00                11279.00
                12140.00                11563.00                11642.00
                12540.00                11799.00                11814.00
                13500.00                12429.00                12161.00
                14040.00                12919.00                12306.00
Jun 1996        13690.00                12389.00                12154.00
                12350.00                11307.00                11319.00
                13000.00                11963.00                11954.00
                14180.00                12431.00                12505.00
                13700.00                12239.00                12526.00
                13950.00                12743.00                13212.00
Dec 1996        13660.00                13077.00                13261.00
                14480.00                13339.00                13744.00
                13250.00                13015.00                13613.00
                12550.00                12401.00                13067.00
                13040.00                12436.00                13391.00
                14250.00                13819.00                14542.00
Jun 1997        14850.00                14411.00                14984.00
                16360.00                15082.00                16449.00
                16160.00                15427.00                16412.00
                17450.00                16556.00                17390.00
                16330.00                15829.00                16616.00
                16110.00                15727.00                16844.00
Dec 1997        16450.00                16002.00                17534.00
                16260.00                15749.00                17183.00
                18020.00                16914.00                18587.00
                19037.00                17611.00                19461.00
                19287.00                17709.00                19798.00
                18477.00                16755.00                18889.00
Jun 1998        20097.00                16790.00                19045.00
                19537.00                15431.00                18287.00
                15946.00                12435.00                14868.00
                17676.00                13408.00                16293.00
                17967.00                13955.00                17727.00
                19437.00                14686.00                18592.00
Dec 1998        22628.00                15595.00                20877.00
                24749.00                15802.00                20046.00
                23118.00                14522.00                18971.00
                25639.00                14749.00                19545.00
                26110.00                16070.00                21067.00
                25139.00                16305.00                21135.00
Jun 1999        27600.00                17042.00                22309.00
                27360.00                16575.00                21814.00
                28440.00                15961.00                21044.00
                28800.00                15965.00                20439.00
                32102.00                16029.00                21461.00
                37003.00                16987.00                22561.00
Dec 1999        46247.00                18909.00                23946.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          Portfolio Management Review

                Morgan Stanley Real Estate Securities Portfolio

The following is an interview with the portfolio managers of the Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio. The managers are Theodore R. Bigman and Douglas A. Funke.

Q What were the market conditions in which the portfolio operated during the reporting period?

A The REIT market was overshadowed by persistent downward pressure during the year, punctuated with intermittent rallies. After a difficult first quarter, in which we saw a continuation of the negative market conditions from 1998, the REIT market recovered in May in a value-oriented rally. However, the third quarter was marked by declining prices and waning interest from non-dedicated REIT investors. This trend affected much of the domestic equity market as well, where positive stock returns and strong corporate fundamentals were overshadowed by interest-rate fears and narrow market leadership during the same period.

    Fortunately, the fourth quarter brought some relief as value investors renewed their interest in the overlooked REIT market. Buoyed by this interest, the market rallied nearly 10 percent in the last few weeks of the year. However, overall performance was negative for the 12-month period, and REITs ended the year trading at a discount to the underlying value of their assets. As a result, it was generally cheaper to buy real estate on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of properties).

Q   How did you position the portfolio during this time?

A Throughout the year, we were encouraged by the strength of the U.S. economy and became more optimistic that this strength would translate into favorable real estate fundamentals. As a result, we continued to shape the Portfolio with companies that offered attractive fundamental valuations relative to their underlying real estate value. Although the Portfolio's sector weightings changed little from six months ago, we positioned the Portfolio with a bias toward central business district and Southern California office properties and began moving away from grocery-anchored shopping centers. We maintained the Portfolio's overweight position to markets with high barriers to entry, including West Coast apartments and downtown office buildings.

    We continued to upgrade the Portfolio in terms of the quality of properties held by REITs and the management teams. At the same time, we took advantage of price weakness to add to some of the Portfolio's existing positions, including Equity Residential Properties Trust, Arden Realty Trust, and Boston Properties, Inc. Due to relative valuations, we sold the Portfolio's position in Apartment & Investment Management Company and its position in Regency Realty Corp. after a failed merger.

Q   What was the portfolio's performance for the reporting period?

A Due in large part to the negative performance of the sector, the Portfolio's total return was -3.37 percent for the 12-month period ended December 31, 1999. This performance was comparable to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity Index of -4.60 percent over the same period. The NAREIT Index reflects the performance of a broad range of equity REITs of all property types.

    By comparison, the Standard & Poor's 500-Stock Index registered a total return of 21.04 percent in the 12 months ended December 31, 1999. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. These indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 43 for additional Portfolio performance results.

Q   What is your outlook for the real estate market?

A The prices of public real estate securities continue to decline despite favorable activity in the underlying real estate markets and a corresponding increase in private real estate values. Generally, real estate markets remain in equilibrium as strong levels of demand mute any serious threat of oversupply. High demand was evident at the property level throughout the past year as public companies reported strong cash flow growth and, correspondingly, strong growth in asset value per share.

    Our analysis indicates that property markets generally remain strong, buoyed by the continuation of a strong economy. We anticipate a moderating of this growth, primarily due to a combination of expiring, lower-priced leases being rolled to market and an eventual slowing of the U.S. economy. Moderate growth combined with low price-to-earnings ratios imply the ability for modest stock prices of public real estate companies. In conjunction with high dividend yields, this scenario may result in the sector providing more typical total returns than we've seen in the previous year.

                                   EXHIBIT A

                                    FORM OF
                             AGREEMENT AND PLAN OF
                         REORGANIZATION AND LIQUIDATION

   AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of [   ], 2000
(the "Agreement"), by and between Van Kampen Life Investment Trust, a registered investment company, SEC File No. 811-4424 (the "Trust"), on behalf of its series, the Morgan Stanley Real Estate Securities Portfolio (the "Acquired Portfolio"), and The Universal Institutional Funds, Inc., a registered investment company, SEC File No. 811-7607 (the "Fund"), on behalf of its series, the U.S. Real Estate Portfolio (the "Acquiring Portfolio").

   WHEREAS, the Board of Trustees of the Trust and the Board of Directors of the Fund have each determined that entering into this Agreement for the Acquiring Portfolio to acquire the assets and liabilities of the Acquired Portfolio is in the best interests of each respective party; and

   WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

   NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Portfolio solely in exchange for (a) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio and (b) shares of the Acquiring Portfolio, followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such shares of the Acquiring Portfolio to the accounts of the holders of shares of the Acquired Portfolio on the terms and conditions hereinafter set forth in liquidation of the Acquired Portfolio (the "Reorganization"). For convenience: (x) the shares of the Acquiring Portfolio which are given in exchange for the assets of the Acquired Portfolio are referred to hereinafter as the "Acquiring Portfolio Shares"; and
(y) the shares of the Acquired Portfolio which are held in the accounts of the holders of such shares immediately prior to the Effective Time are referred to hereinafter as the "Acquired Portfolio Shares." The parties hereto covenant and agree as follows:

   1. Plan of Reorganization. At the effective time of the Reorganization (the "Effective Time"), the Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Portfolio which shall acquire all such assets, and shall assume all such liabilities, in exchange for delivery to the accounts of shareholders of the Acquired Portfolio by the Acquiring Portfolio of a number of Acquiring Portfolio Shares (both full and fractional) equivalent in net asset value to the Acquired Portfolio Shares outstanding immediately prior to the Effective Time. The assets and liabilities of the Acquired Portfolio, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Portfolio. All debts, liabilities, obligations and duties of the Acquired Portfolio, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

   2. Transfer of Assets. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall include, without limitation, all cash, cash equivalents, securities and receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Portfolio and other property owned by the Acquired Portfolio at the Effective Time.

   3. Liquidation and Dissolution of the Acquired Portfolio. At the Effective Time, the Acquired Portfolio will liquidate and the Acquiring Portfolio Shares (both full and fractional) received by the accounts of the shareholders of the Acquired Portfolio will be distributed to the shareholders of record of the Acquired Portfolio as of the Effective Time in exchange for their respective Acquired Portfolio Shares and in complete liquidation of the Acquired Portfolio. Each shareholder of the Acquired Portfolio will receive a number of Acquiring Portfolio Shares equal in net asset value to the Acquired Portfolio Shares held by that shareholder. Such distribution and liquidation will be accompanied by the establishment of an open account on the shareholder records of the Acquiring Portfolio in the name of each shareholder of record of the Acquired Portfolio and representing the respective number of Acquiring Portfolio Shares due such shareholder. As soon as practicable after the
Effective Time, but not later than [   ], 2000, the Trust shall take all steps
as shall be necessary and proper to effect a complete termination of the Acquired Portfolio.

   4. Representations and Warranties of the Acquiring Portfolio. The Acquiring Portfolio represents and warrants to the Acquired Portfolio as follows:

     (a) Organization, Existence, etc. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly designated in accordance with the applicable provisions of the Fund's organizational documents. The Acquiring Portfolio is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure so to qualify would not have a material adverse effect on the Acquiring Portfolio. The Acquiring Portfolio has obtained all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure so to obtain would not have a material adverse effect on the Acquiring Portfolio.

     (b) Registration as Investment Company. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans; and such registration has not been revoked or rescinded and is in full force and effect.

     (c) Financial Statements. The audited financial statements of the Fund relating to the Acquiring Portfolio dated as of and for the fiscal year ending December 31, 1999 (the "Acquiring Portfolio Financial Statements"), as delivered to the Acquired Portfolio, present fairly the financial position of the Acquiring Portfolio as of the date thereof and the results of operations and changes in its net assets for the periods indicated. The Fund shall furnish to the Acquired Portfolio within five (5) business days after the Effective Time, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Effective Time; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

     (d) Shares to be Issued upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Acquiring Portfolio's Prospectus.

     (e) Authority Relative to this Agreement. The Fund, on behalf of the Acquiring Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Fund's Board of Directors, and no other proceedings by the Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring

  Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (f) Liabilities. There are no liabilities of the Acquiring Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Portfolio Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquired Portfolio, none of which has been or will have been materially adverse to the business, assets or results of operations of the Acquiring Portfolio. The Fund's registration statement, which is on file with the Securities and Exchange Commission ("SEC"), does not contain any untrue statement of a material fact, nor does it omit any material statement required to be stated therein or necessary to make the statements therein not materially misleading.

     (g) Litigation. Except as previously disclosed to the Acquired Portfolio, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of Morgan Stanley Dean Witter Investment Management Inc. or the Fund, overtly threatened which would materially adversely affect the Acquiring Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h) Contracts. Except for contracts and agreements disclosed to the Acquired Portfolio, under which no default exists, the Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (i) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and, to the best of the Acquiring Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return which would materially adversely affect any of the Acquiring Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (j) Shares of the Acquiring Portfolio: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933 (the "1933 Act") and all applicable state securities laws.

     (k) Absence of Changes. From the date of this Agreement through the Effective Time, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which will have had a material adverse effect on such business, or any pending or overtly threatened litigation, results of operations, assets or financial condition which would materially adversely affect any of the Acquiring Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (l) Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Effective Time, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform, as it relates to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section apply to statements or omissions made in reliance upon and in conformity with written information concerning the Trust or the Acquired Portfolio furnished in writing to the Acquiring Portfolio by the Trust or the Acquired Portfolio.

     (m) Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code, for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

     (n) Diversification Qualification. The Acquiring Portfolio has satisfied the diversification tests set forth in Treas. Reg. Section 1.817-5 for each of its calendar quarters.

   5. Representations and Warranties of the Acquired Portfolio. The Acquired Portfolio represents and warrants to the Acquiring Portfolio as follows:

     (a) Organization, Existence, etc. The Acquired Portfolio is duly formed and in good standing under the laws of its state of organization and is duly authorized to transact business in its state of organization. The Acquired Portfolio is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust's organizational documents. The Acquired Portfolio is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure so to qualify would not have a material adverse effect on the Acquired Portfolio. The Acquired Portfolio has obtained all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Portfolio.

     (b) Registration as Investment Company. The Trust is registered under the 1940 Act as an open-end management investment company which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans; and such registration has not been revoked or rescinded and is in full force and effect.

     (c) Financial Statements. The audited financial statements of the Trust relating to the Acquired Portfolio as of and for the fiscal year ending December 31, 1999 (the "Acquired Portfolio Financial Statements"), as delivered to the Acquiring Portfolio, present fairly the financial position of the Acquired Portfolio as of the date thereof, and the results of operations and changes in its net assets for the periods indicated. The Trust shall furnish to the Acquiring Portfolio within five (5) business days after the Effective Time, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Effective Time; such financial statements will present fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Acquired Portfolio as complying with the requirements hereof.

     (d) Marketable Title to Assets. The Acquired Portfolio will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Portfolio. Upon delivery and payment for such assets, including the assumption of related liabilities, the Acquiring Portfolio will have good and marketable title to such assets without restriction on the transfer thereof, free and clear of all liens, encumbrances and adverse claims.

     (e) Authority Relative to this Agreement. The Trust, on behalf of the Acquired Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust's Board of Trustees, and no other proceedings by the Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (f) Liabilities. There are no liabilities of the Acquired Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Portfolio, none of which has been or will have been materially adverse to the business, assets or results of operations of the Acquired Portfolio. The Trust's Registration

  Statement, which is on file with the SEC, does not contain any untrue statement of a material fact nor does it omit any statement required to be stated therein or necessary to make the statements therein not misleading.

     (g) Litigation. Except as previously disclosed to the Acquiring Portfolio, there are no claims, actions, suits or proceedings pending or, to the knowledge of Van Kampen Asset Management Inc., or the Trust, threatened which would materially adversely affect the Acquired Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Portfolio, under which no default exists, the Acquired Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (i) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and, to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such return which would materially adversely affect the Acquired Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (j) Shares of the Acquired Portfolio: Authorization. The shares of beneficial interest of the Acquired Portfolio to be exchanged pursuant to
  Section 1 hereof have been duly authorized and issued and are fully paid and non-assessable by the Trust and conform in all material respects to the description thereof contained in the Trust's Prospectus furnished to the Acquiring Portfolio.

     (k) Absence of Changes. From the date of this Agreement through the Effective Time, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Portfolio, other than changes in the ordinary course of its business, which will have had a material adverse effect on such business, or any pending or overtly threatened litigation, results of operations, assets or financial condition which would materially adversely affect the Acquired Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (l) Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Effective Time, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform, as it relates to the Acquired Portfolio, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund or the Acquiring Portfolio furnished to the Acquired Portfolio by the Fund or the Acquiring Portfolio.

     (m) Tax Qualification. The Acquired Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

     (n) Diversification Qualification. The Acquired Portfolio has satisfied the diversification tests forth in Treas. Reg. Section 1.817-5 for each of its calendar quarters.

  6. Conditions Precedent to Obligations of the Acquiring Portfolio.

   (a) All representations and warranties of the Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

   (b) The Acquiring Portfolio shall have received an opinion of counsel for the Acquired Portfolio, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Portfolio, to the effect that (i) the Trust is duly organized and validly existing under the laws of its state of organization and the Acquired Portfolio has been duly designated as a series of the Trust; (ii) the Trust is an open-end management investment company registered under the 1940 Act which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and variable annuity contracts and to other entities under qualified pension and retirement plans; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Portfolio and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Portfolio and is a valid and binding obligation of the Acquired Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the Acquired Portfolio to enter into this Agreement or to carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Portfolio; and (v) upon consummation of this Agreement, the Acquiring Portfolio shall have acquired all of the Acquired Portfolio's assets listed in the Statement of Assets and Liabilities, free and clear of all liens, encumbrances or adverse claims.

   (c) The Acquired Portfolio shall have delivered to the Acquiring Portfolio at the Effective Time the Acquired Portfolio Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Portfolio as to the aggregate asset value of the Acquired Portfolio's securities.

   (d) The Acquired Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Effective Time, certifying that the representations and warranties set forth in Section 5 are true and correct at the Effective Time, together with certified copies of the resolutions adopted by the Board of Trustees.

  7. Conditions Precedent to Obligations of the Acquired Portfolio.

   (a) This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Acquired Portfolio.

   (b) All representations and warranties of the Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

   (c) The Registration Statement shall have become effective and no stop orders under the 1933 Act pertaining thereto shall have been issued and all necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

   (d) The Acquired Portfolio shall have received an opinion of counsel for the Acquiring Portfolio, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Portfolio, to the effect that: (i) the Acquiring Portfolio is duly organized and a validly existing series of the Fund under the laws of its state of organization; (ii) the Fund is an open-end management investment company registered under the 1940 Act which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and avriable annuity contracts and to other entities under qualified pension and retirement plans; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Portfolio and this Agreement has been duly executed and delivered by the Acquiring Portfolio and is a valid and binding obligation of the Acquiring Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the Acquiring Portfolio to enter into this Agreement or to carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Portfolio; (v) the Acquiring Portfolio Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable; and (vi) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Portfolio comply as to form in all material respects with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the date of effectiveness of the portions of the Registration Statement applicable to the Acquiring Portfolio, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

   (e) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement which makes or would make the consummation of the transactions contemplated by this Agreement illegal or which has or would have a material adverse effect on business operations of the Acquiring Portfolio.

   (f) The Acquiring Portfolio shall have delivered to the Acquired Portfolio at the Effective Time a certificate of the Treasurer or Assistant Treasurer of the Acquiring Portfolio as to the aggregate asset value of the Acquiring Portfolio's securities.

   (g) The Acquiring Portfolio shall have received a certificate of an authorized officer of the Acquired Portfolio, dated as of the Effective Time, certifying that the representations and warranties set forth in Section 4 are true and correct at the Effective Time, together with certified copies of the resolutions adopted by the Board of Trustees.

   8. Further Conditions Precedent to Obligations of the Acquired Portfolio and the Acquiring Portfolio. The obligations of the Acquired Portfolio and the Acquiring Portfolio to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) The Registration Statement on Form N-1A of the Acquiring Portfolio shall be effective under the 1933 Act, and, to the best knowledge of the Acquiring Portfolio, no investigation or proceeding for that purpose shall have been instituted or be pending, overtly threatened or contemplated under the 1933 Act.

     (c) The Acquiring Portfolio shall have filed all documents and paid all fees required to permit its shares to be offered to insurance companies in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

     (d) The Acquired Portfolio and the Acquiring Portfolio shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Portfolio and the Acquiring Portfolio and based upon certain factual representations made by officers of the Van Kampen Trust and the Universal Fund substantially to the effect that for federal income tax purposes:

       (1) No gain or loss will be recognized to the Acquired Portfolio upon the transfer of its assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio's liabilities. No opinion, however, is expressed as to whether accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

       (2) No gain or loss will be recognized to the Acquiring Portfolio on its receipt of the Acquired Portfolio's assets in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Acquired Portfolio's liabilities;

       (3) The basis of the Acquired Portfolio's assets in the accounts of shareholders of the Acquiring Portfolio will be the same as the basis of those assets in the accounts of shareholders of the Acquired Portfolio immediately before the Reorganization;

       (4) The Acquiring Portfolio's holding period for the assets transferred to the Acquiring Portfolio by the Acquired Portfolio will include the holding period of those assets in the accounts of shareholders of the Acquired Portfolio immediately before the Reorganization;

       (5) No gain or loss will be recognized to the Acquired Portfolio on the distribution of the Acquiring Portfolio Shares to the accounts of the Acquired Portfolio's shareholders in exchange for Acquired Portfolio Shares;

       (6) No gain or loss will be recognized to the accounts of the Acquired Portfolio's shareholders as a result of the distribution of the Acquiring Portfolio Shares to the accounts of the Acquired Portfolio's shareholders in exchange for Acquired Portfolio Shares;

       (7) The basis of the Acquiring Portfolio Shares received by the accounts of the Acquired Portfolio's shareholders will be the same as the adjusted basis of those shareholders' Acquired Portfolio Shares surrendered in exchange therefor; and

       (8) The holding period of the Acquiring Portfolio Shares received by the accounts of the Acquired Portfolio's shareholders will include their holding period for the Acquired Portfolio Shares surrendered in exchange therefor, provided that said Acquired Portfolio Shares were held as capital assets on the date of the conversion.

     (e) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the Acquired Portfolio entitled to vote at a special meeting.

     (f) The Board of Directors of the Fund, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Portfolio of Acquiring Portfolio Shares at the Effective Time in exchange for the assets and liabilities of the Acquired Portfolio pursuant to the terms and provisions of this Agreement.

   9. Effective Time of the Reorganization. The exchange of the Acquired Portfolio's assets and liabilities for Acquiring Portfolio Shares shall be
effective as of close of business on [     ], 2000, or at such other time and
date as fixed by the mutual consent of the parties.

   10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned with respect to one or both of the Acquiring Portfolio and/or the Acquired Portfolio without penalty by resolution of the Board of Trustees of the Trust or the Board of Directors of the Fund or at the discretion of any duly authorized officer of the Fund or of the Trust, at any time prior to the Effective Time, if circumstances should develop which, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable.

   11. Amendment and Waiver. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Portfolio Shares to be paid to the Acquired Portfolio's shareholders under this Agreement to the detriment of such shareholders without their further approval. Furthermore, either party may waive any breach by the other party or of the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party) with or without the approval of such party's shareholders.

   12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of [ ].

   13. Personal Liability. As provided for in the organizational documents of the Van Kampen Trust, the shareholders, trustees, officers, employees and other agents of the Van Kampen Trust shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

   14. Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

   if to the Acquiring Portfolio:

     Harold J. Schaaff, Jr., Esquire
     The Universal Institutional Funds, Inc.
     1221 Avenue of the Americas
     New York, New York 10020

   with a copy to:

     Arthur Lev, Esquire
     Morgan Stanley Dean Witter Investment Management Inc.
     1221 Avenue of the Americas
     New York, New York 10020

     Richard W. Grant, Esquire
     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, Pennsylvania 19103

   if to the Acquired Portfolio:

     A. Thomas Smith III, Esquire
     Van Kampen Life Investment Trust
     1 Parkview Plaza
     P.O. Box 5555
     Oakbrook Terrace, Illinois 60181-5555

   with a copy to:

     Thomas A. Hale, Esquire
     Skadden, Arps, Slate, Meagher & Flom (Illinois)
     333 West Wacker Drive
     Chicago, Illinois 60606

  15. Fees and Expenses.

   (a) The Acquiring Portfolio and the Acquired Portfolio each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement will be incurred by Morgan Stanley Dean Witter Investment Management Inc. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the proxy statement relating to the Reorganization Agreement under the 1934 Act; (iii) postage; (iv) printing; (v) accounting fees; (vi) legal fees; and (vii) solicitation costs of the transaction. The Acquiring Portfolio shall pay its own Federal and state registration fees.

  16. Headings, Counterparts, Assignment.

   (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

   (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  17. Entire Agreement.

   The Fund and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

  18. Further Assurances.

   The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

  19. Binding Nature of Agreement.

   As provided in each of (1) the Trust's organizational documents, as amended and supplemented to date; and (2) the Fund's organizational documents, as amended and supplemented to date, this Agreement was executed by the undersigned officers of the Fund and the Trust, on behalf of the Acquiring Portfolio and the Acquired Portfolio, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the corporation or trust. Moreover, no series of the Fund or the Trust shall be liable for the obligations of any other series of that corporation or trust.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          Van Kampen Life Investment Trust, on
                                          behalf of its series, Morgan Stanley
                                          Real Estate Securities Portfolio

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          The Universal Institutional Funds,
                                          Inc., on behalf of its series, U.S.
                                          Real Estate Portfolio

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                       VAN KAMPEN LIFE INVESTMENT TRUST
                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, ______ 2000

The undersigned Shareholder(s) of the Morgan Stanley Real Estate Securities Portfolio ("Van Kampen Portfolio") of the Van Kampen Life Investment Trust ("Van
Kampen Trust"), revoking previous proxies, hereby appoint(s) [    ], [         ]
and [           ], and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on ________ 2000, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Meeting on the proposal set forth below respecting the approval of the Agreement and Plan of Reorganization and Liquidation and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VAN KAMPEN TRUST WHICH RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

     1. To approve an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets and liabilities of the Van Kampen Portfolio of the Van Kampen Trust to the U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. ("Universal Funds") in exchange for shares of the U.S. Real Estate Portfolio; (ii) the distribution of the U.S. Real Estate Portfolio shares so exchanged to shareholders of the Van Kampen Portfolio; and (iii) the termination under state law of the Van Kampen Portfolio.

        // FOR     // AGAINST     // ABSTAIN

     2. Not applicable.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy/ Prospectus.

     This proxy will, when properly executed, be voted as directed herein by the signing shareholder.

IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION PROVIDING FOR (I) THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE VAN KAMPEN PORTFOLIO OF THE VAN KAMPEN TRUST TO THE U.S. REAL ESTATE PORTFOLIO OF THE UNIVERSAL FUNDS IN EXCHANGE FOR SHARES OF THE U.S. REAL ESTATE PORTFOLIO; (II) THE DISTRIBUTION OF THE U.S. REAL ESTATE PORTFOLIO SHARES SO RECEIVED TO SHAREHOLDERS OF THE VAN KAMPEN PORTFOLIO; AND
(III) THE TERMINATION UNDER STATE LAW OF THE VAN KAMPEN PORTFOLIO, AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     PLEASE DATE, SIGN AND RETURN PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                          Dated: _________________________,2000

                          YOUR SIGNATURE(S) ON THIS PROXY SHOULD BE EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY. IF THE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, DIRECTOR OR GUARDIAN, PLEASE PRINT YOUR FULL TITLE BELOW YOUR SIGNATURE.


                          --------------------------------------------
                          Signature


                          --------------------------------------------
                          Signature

                      STATEMENT OF ADDITIONAL INFORMATION
                               [         ], 2000

                       VAN KAMPEN LIFE INVESTMENT TRUST
                               1 PARKVIEW PLAZA
                                 P.O. BOX 555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated [
], 2000 for the Special Meeting of Shareholders of Van Kampen Life Investment
Trust (the "Van Kampen Trust"), to be held on [       ], 2000.  Copies
of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling the Van Kampen Trust at 1-800-341-2929.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

     Further information about shares of The Universal Institutional Funds, Inc. (the "Universal Fund") is contained in and incorporated by reference to the Universal Fund's Statement of Additional Information dated May 1, 2000, a copy of which is included herewith. The audited financial statements and related independent accountant's report for the Universal Fund's U.S. Real Estate Portfolio (the "Universal Fund Portfolio") contained in the Annual Report dated December 31, 1999 are hereby incorporated herein by reference.

     Further information about shares of the Van Kampen Trust is contained in and incorporated by reference to the Van Kampen Trust's Statement of Additional Information dated April 28, 2000, a copy of which is included herewith. The audited financial statements and related independent accountant's report for the Trust's Real Estate Securities Portfolio ("Van Kampen Portfolio") contained in the Annual Report dated December 31, 1999 are hereby incorporated herein by reference insofar as they relate to the Van Kampen Portfolio. No other parts of the Annual Report are incorporated by reference herein.

     The date of this Statement of Additional Information is [    ], 2000.

The Universal Institutional Funds, Inc. ("TUIF")
Pro Forma Combined Schedule of Investments
December 31, 1999 (Unaudited)

                            Shares                                   Security Description
------------------------------------------------------------------------------------------------------
      TUIF                   VKLIT             Pro Forma
U.S. Real Estate  U.S. Real Estate Securities  Combined                December 31, 1999
   Portfolio               Portfolio           Portfolio
------------------------------------------------------------------------------------------------------

                                                      Common Stocks -- 97.31%
         0                      28,300         28,300 Acadia Realty Trust
     7,400                      67,700         75,100 Amli Residential Properties Trust REIT
       100                           0            100 Apartment Investment & Management Co. REIT
    21,683                     166,646        188,329 Archstone Communities Trust REIT
    43,100                     367,500        410,600 Arden Realty Group, Inc.
    10,848                     426,124        436,972 Atlantic Gulf Communities Corp.
    23,300                     272,800        296,100 Avalonbay Communities, Inc. REIT
         0                      12,233         12,233 BCP Voting Trust
         0                     271,300        271,300 Beacon Capital Partners, Inc.
     8,200                      37,000         45,200 Boston Properties, Inc.
    22,500                     308,700        331,200 Brandywine Realty Trust REIT
    76,100                     553,642        629,742 Brookfield Properties Corp.
    38,300                     650,882        689,182 Burnham Pacific Property Trust REIT
         0                      80,000         80,000 Candlewood Hotel Co., Inc.
    22,500                     266,900        289,400 CarrAmerica Realty Corp. REIT
    27,700                     330,338        358,038 Chateau Properties, Inc. REIT
     2,100                           0          2,100 Duke Realty Investment, Inc. REIT
     1,600                      10,200         11,800 Eastgroup Properties
    37,387                     198,411        235,798 Equity Office Properties Trust REIT
    19,149                      60,954         80,103 Equity Residential Properties Trust REIT
    18,100                     226,800        244,900 Essex Property Trust, Inc. REIT
    17,100                     189,800        206,900 Federal Realty Investment Trust REIT
    29,400                     404,375        433,775 Great Lakes, Inc. REIT
     1,019                           0          1,019 Hilton Hotels Corp.
    20,856                     201,811        222,667 Host Mariott Corp.
        13                      13,575         13,588 Interstate Hotels Corp.
     1,200                           0          1,200 Mack-Cali Realty Corp.
     7,700                      48,300         56,000 Manufactured Home Communities, Inc. REIT
    16,400                      32,700         49,100 Meditrust Corp. Paired Stock
       865                      14,090         14,955 Merry Land Properties, Inc.
    23,700                     307,600        331,300 Pacific Gulf Properties, Inc. REIT
     8,800                     126,100        134,900 Pan Pacific Retail Properties, Inc. REIT
     8,300                     147,800        156,100 Pennsylvania REIT
         0                       5,900          5,900 Philips International Realty Corp.
       400                           0            400 Prentiss Properties Trust REIT
    19,200                     323,600        342,800 Prime Group Realty Trust REIT
    18,100                      15,100         33,200 Prologics Trust
     2,600                     126,920        129,520 PS Business Parks
    25,232                     207,438        232,670 Public Storage, Inc. REIT
       100                       2,000          2,100 Ramco-Gershenson Properties Trust REIT
     7,600                           0          7,600 Regency Realty Corp.
     5,600                      26,000         31,600 Rouse Co.
     2,200                           0          2,200 Security Capital Group Class B
     4,400                      27,800         32,200 Shurgard Storage Centers, Inc. Series A REIT
    20,700                     128,200        148,900 Simon Property Group, Inc.
    19,100                     195,900        215,000 Smith (Charles E.) Residential Realty, Inc. REIT
     3,700                           0          3,700 Spieker Properties, Inc. REIT
    29,433                     195,911        225,344 Starwood Hotels & Resorts Worldwide, Inc.
     4,400                           0          4,400 Sun Communities, Inc. REIT
    49,100                     701,742        750,842 Taubman Centers, Inc.
    28,000                      60,900         88,900 Trizec Hahn Corp.
    17,300                      33,400         50,700 Urban Shopping Centers, Inc.
     6,600                      13,700         20,300 Vornado Realty Trust REIT
    27,607                     447,242        474,849 Wellsford Real Properties, Inc.
     1,900                     380,163        382,063 Wyndham International, Inc.

                                                      Total Common Stocks


               Security Description                                            Value (000)
----------------------------------------------------------------------------------------------------------------
                                                      TUIF                        VKLIT             Pro Forma
                 December 31, 1999              U.S. Real Estate       U.S. Real Estate Securities   Combined
                                                   Portfolio                    Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------

Common Stocks -- 97.31%
Acadia Realty Trust                                       $0                              $131           $131
Amli Residential Properties Trust REIT                   149                             1,367          1,516
Apartment Investment & Management Co. REIT                 4                                 0              4
Archstone Communities Trust REIT                         445                             3,416          3,861
Arden Realty Group, Inc.                                 865                             7,373          8,238
Atlantic Gulf Communities Corp.                            1                                21             22
Avalonbay Communities, Inc. REIT                         800                             9,360         10,160
BCP Voting Trust                                           0                             1,179          1,179
Beacon Capital Partners, Inc.                              0                             4,247          4,247
Boston Properties, Inc.                                  255                             1,152          1,407
Brandywine Realty Trust REIT                             368                             5,055          5,423
Brookfield Properties Corp.                              798                             5,813          6,611
Burnham Pacific Property Trust REIT                      359                             6,102          6,461
Candlewood Hotel Co., Inc.                                 0                               140            140
CarrAmerica Realty Corp. REIT                            475                             5,638          6,113
Chateau Properties, Inc. REIT                            718                             8,568          9,286
Duke Realty Investment, Inc. REIT                         41                                 0             41
Eastgroup Properties                                      30                               189            219
Equity Office Properties Trust REIT                      921                             4,886          5,807
Equity Residential Properties Trust REIT                 817                             2,602          3,419
Essex Property Trust, Inc. REIT                          615                             7,711          8,326
Federal Realty Investment Trust REIT                     322                             3,571          3,893
Great Lakes, Inc. REIT                                   423                             5,813          6,236
Hilton Hotels Corp.                                       10                                 0             10
Host Mariott Corp.                                       172                             1,665          1,837
Interstate Hotels Corp.                                    0                                44             44
Mack-Cali Realty Corp.                                    31                                 0             31
Manufactured Home Communities, Inc. REIT                 187                             1,174          1,361
Meditrust Corp. Paired Stock                              90                               180            270
Merry Land Properties, Inc.                                5                                74             79
Pacific Gulf Properties, Inc. REIT                       480                             6,229          6,709
Pan Pacific Retail Properties, Inc. REIT                 144                             2,057          2,201
Pennsylvania REIT                                        121                             2,152          2,273
Philips International Realty Corp.                         0                                97             97
Prentiss Properties Trust REIT                             8                                 0              8
Prime Group Realty Trust REIT                            292                             4,915          5,207
Prologics Trust                                          348                               291            639
PS Business Parks                                         59                             2,887          2,946
Public Storage, Inc. REIT                                572                             4,706          5,278
Ramco-Gershenson Properties Trust REIT                     1                                25             26
Regency Realty Corp.                                     152                                 0            152
Rouse Co.                                                119                               553            672
Security Capital Group Class B                            27                                 0             27
Shurgard Storage Centers, Inc. Series A REIT             102                               645            747
Simon Property Group, Inc.                               475                             2,940          3,415
Smith (Charles E.) Residential Realty, Inc. REIT         676                             6,930          7,606
Spieker Properties, Inc. REIT                            135                                 0            135
Starwood Hotels & Resorts Worldwide, Inc.                692                             4,604          5,296
Sun Communities, Inc. REIT                               142                                 0            142
Taubman Centers, Inc.                                    528                             7,544          8,072
Trizec Hahn Corp.                                        473                             1,028          1,501
Urban Shopping Centers, Inc.                             469                               906          1,375
Vornado Realty Trust REIT                                214                               445            659
Wellsford Real Properties, Inc.                          235                             3,802          4,037
Wyndham International, Inc.                                5                             1,117          1,122
                                            ------------------------------------------------------------------
Total Common Stocks                                   15,370                           141,344        156,714

The Universal Institutional Funds, Inc. ("TUIF")
Pro Forma Combined Schedule of Investments
December 31, 1999 (Unaudited)

                            Shares                                   Security Description
------------------------------------------------------------------------------------------------------
      TUIF                   VKLIT             Pro Forma
U.S. Real Estate  U.S. Real Estate Securities  Combined                December 31, 1999
   Portfolio               Portfolio           Portfolio
------------------------------------------------------------------------------------------------------

                                                      Preferred Stocks -- .30%
     1,401                      79,420         80,821 Atlantic Gulf Communities Corp.

                                                      Convertible Preferred Stocks  -- .21%
     2,003                      55,647         57,650 Atlantic Gulf Communities Corp

                                                      Warrants -- .01%
         0                     223,056        223,056 Atlantic Gulf Communities Corp Class A, B & C
                                                         expiring 6/24/01
     8,436                     111,294        119,730 Atlantic Gulf Communities Corp Class A, B & C
                                                         expiring 6/23/04

                                                      Total Warrants
                    Par Value
                      (000)
------------------------------------------------------
                                                      Convertible Debentures -- .01%
        $0                      $2,262         $2,262 Brookfield Properties Corp. Installment Receipts

                                                      Short-Term Securities -- 2.16%
      $459                          $0           $459 Chase Securities, Inc., 2.60%, dated 12/31/99,
                                                         due 1/3/00, to be repurchased at $459,
                                                         collateralized by U.S. Treasury Notes,
                                                         6.125%, due 12/31/01

        $0                      $3,475         $3,475 Warburg Dillon Read, 2.60%, dated 12/31/99,
                                                         due 1/3/00, to be repurchased at $3,478
                                                         collateralized by U.S. Treasury Notes,
                                                         6.125%, due 12/31/01

                                                      Total Short-Term Investments


                                                      Total Investments -- 100%
                                                      (Cost $17,896 and $164,960, respectively)



               Security Description                                            Value (000)
----------------------------------------------------------------------------------------------------------------
                                                      TUIF                        VKLIT             Pro Forma
                 December 31, 1999              U.S. Real Estate       U.S. Real Estate Securities   Combined
                                                   Portfolio                    Portfolio           Portfolio
----------------------------------------------------------------------------------------------------------------

Preferred Stocks -- .30%
Atlantic Gulf Communities Corp.                            8                               476          484

Convertible Preferred Stocks  -- .21%
Atlantic Gulf Communities Corp                            12                               334          346

Warrants -- .01%
Atlantic Gulf Communities Corp Class A, B & C              0                                 9            9
   expiring 6/24/01
Atlantic Gulf Communities Corp Class A, B & C              0                                 4            4
   expiring 6/23/04
                                            ----------------------------------------------------------------
Total Warrants                                             0                                13           13





Convertible Debentures -- .01%
Brookfield Properties Corp. Installment Receipts           0                             1,755        1,755

Short-Term Securities -- 2.16%
Chase Securities, Inc., 2.60%, dated 12/31/99,
   due 1/3/00, to be repurchased at $459,
   collateralized by U.S. Treasury Notes,
   6.125%, due 12/31/01                                  459                                 0          459

Warburg Dillon Read, 2.60%, dated 12/31/99,
   due 1/3/00, to be repurchased at $3,478
   collateralized by U.S. Treasury Notes,
   6.125%, due 12/31/01                                    0                             3,475        3,475
                                            ----------------------------------------------------------------
Total Short-Term Investments                             459                             3,475        3,934
                                            ----------------------------------------------------------------

Total Investments -- 100%
(Cost $17,896 and $164,960, respectively)            $15,849                          $147,397     $163,246
                                            ================================================================

The Universal Institutional Funds, Inc. ("TUIF")
Pro Forma Combined Statement of Assets & Liabilities
December 31, 1999 (Unaudited)

                                                                      --------------------------------------------------------------
                                                                                              VKLIT
                                                                            TUIF            U.S. Real                     Pro Forma
                                                                      U.S. Real Estate  Estate Securities                  Combined
                                                                         Portfolio          Portfolio       Adjustments    Portfolio
                                                                           (000)              (000)           (000)          (000)
                                                                      --------------------------------------------------------------
Assets
Investments, at Cost -- see accompanying Schedule of Investments            $17,896        $164,960              $0        $182,856
                                                                      ==============================================================
Investments, at Value                                                        15,849         147,397               0         163,246
Cash                                                                              8           1,442               0           1,450
Dividends Receivable                                                            138           1,508               0           1,646
Receivable for Portfolio Shares Sold                                             59              50               0             109
Due from Advisor                                                                  9               0               0               9
Interest Receivable                                                               0              48               0              48
Unamortized Organization Costs                                                    0               1              (1)              0
Other                                                                             1               7               0               8
                                                                      --------------------------------------------------------------
Total Assets                                                                 16,064         150,453              (1)        166,516

Liabilities
Payable for Portfolio Shares Redeemed                                            34             626               0             660
Shareholder Reporting Expense Payable                                            32              17               0              49
Professional Fees Payable                                                        19              21               0              40
Custodian Fees Payable                                                            9              12               0              21
Administrative Fees Payable                                                       4              27               0              31
Investment Advisory Fees Payable                                                  0             119               0             119
Trustees' Deferred Compensation and Retirement Plans                              0              52               0              52
                                                                      --------------------------------------------------------------

Total Liabilities                                                                98             874               0             972
                                                                      --------------------------------------------------------------

Net Assets                                                                  $15,966        $149,579             ($1)       $165,544
                                                                      ==============================================================

Net Assets Consist Of:
Paid-In Capital                                                             $18,497        $169,607              $0        $188,104
Undistributed Net Investment Income                                             129           6,546              (1)          6,674
Accumulated Net Realized Loss                                                  (613)         (9,009)              0          (9,622)
Unrealized Depreciation on Investments                                       (2,047)        (17,565)              0         (19,612)
                                                                      --------------------------------------------------------------
Net Assets                                                                  $15,966        $149,579             ($1)       $165,544
                                                                      ==============================================================

Net Asset Value Per Share
Net Assets                                                                  $15,966        $149,579             ($1)       $165,544
Shares Outstanding                                                        1,751,924      12,090,590      16,419,239      18,171,163
                                                                      --------------------------------------------------------------
Net Asset Value Per Share                                                     $9.11          $12.37                           $9.11
                                                                      ==============================================================


              See Notes to Pro Forma Combined Financial Statements

The Universal Institutional Funds, Inc. ("TUIF")
Pro Forma Combined Statement of Operations
December 31, 1999 (Unaudited)


                                                      ------------------------------------------------------------------------------
                                                            TUIF                  VKLIT                                  Pro Forma
                                                      U.S. Real Estate U.S. Real Estate Securities                       Combined
                                                         Portfolio              Portfolio           Adjustments          Portfolio
                                                           (000)                  (000)                (000)               (000)
                                                      ------------------------------------------------------------------------------

Investment Income
Dividends                                                         $906                      $8,282            $0             $9,188
Interest                                                            24                         234             0                258
                                                      ------------------------------------------------------------------------------
Total Investment Income                                            930                       8,516             0              9,446

Expenses
Investment Advisory Fees                                           121                       1,761          (558)  (b)        1,324
Less: Fees Waived                                                 (121)                        (39)           73   (e)          (87)
Shareholder Reporting                                               81                          25           (16)  (f)           90
Administrative Fees                                                 38                          84           292   (d)          414
Professional Fees                                                   28                          33           (30)  (f)           31
Custodian Fees                                                      12                          47           (29)  (f)           30
Less: Credits Earned on Cash Balances                                0                          (7)            7   (f)            0
Directors' Fees and Expenses                                         1                          26           (23)  (f)            4
Amortization of Org. Costs                                           0                           1             1   (f)            2
Other                                                                7                           6             3   (f)           16
                                                      ------------------------------------------------------------------------------
Net Expenses                                                       167                       1,937          (280)             1,824
                                                      ------------------------------------------------------------------------------

Net Investment Income                                              763                       6,579           280              7,622

Net Realized Loss on:
Investments Sold                                                  (191)                     (2,237)            0             (2,428)
                                                      ------------------------------------------------------------------------------

Change in Unrealized Appreciation/Depreciation on:
Investments                                                     (1,047)                    (10,040)            0            (11,087)
                                                      ------------------------------------------------------------------------------

Net Realized Loss and Change in
     Unrealized Appreciation/Depreciation                       (1,238)                    (12,277)            0            (13,515)
                                                      ------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting from Operations             ($475)                    ($5,698)         $280            ($5,893)
                                                      ==============================================================================


              See Notes to Pro Forma Combined Financial Statements

The Universal Institutional Funds, Inc. ("TUIF")
Notes to the Pro Forma Financial Statements
December 31, 1999 (Unaudited)


Pro forma financial information is intended to provide shareholders of TUIF U.S. Real Estate Portfolio and VKLIT U.S. Real Estate Securities Portfolio with information about the impact of the proposed merger by indicating how the merger might have affected the information had the merger been consummated as of December 31, 1999.

The pro forma combined statements of assets and liabilities and of operations as of December 31, 1999 have been prepared to reflect the merger of TUIF U.S. Real Estate Portfolio and VKLIT U.S. Real Estate Securities Portfolio after giving effect to pro forma adjustments described in the notes below.

(a) Acquisition by TUIF U.S. Real Estate Portfolio of VKLIT U.S. Real Estate Securities Portfolio and issuance of TUIF U.S. Real Estate Portfolio shares in exchange for all of the outstanding shares of VKLIT U.S. Real Estate Portfolio.

(b) Investment Advisory fees were adjusted to reflect the application of the fee structure for TUIF U.S. Real Estate Portfolio (0.80% of the first $500 million of average daily net assets, 0.75% of the next $500 million of average daily net assets and 0.70% of average daily net assets in excess of $1 billion).

(d) Administration fees were adjusted to reflect the application of the fee structure for TUIF U.S. Real Estate Portfolio (0.25% of average daily net assets).

(e) Waiver of investments advisory fees was adjusted to reflect the advisor's commitment to voluntarily waive fees when total operating expenses are in excess of 1.10% of average daily net assets.

(f) Certain pro forma basis expenses reflect actual expenses incurred by the individual Portfolios, adjusted to reflect estimated cost savings arising from the merger or, in some cases, additional costs.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   FORM N-14

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

     Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim of indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

    (1)(a)       Articles of Incorporation are incorporated by reference to
                 Exhibit 1(a) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

    (1)(b) Articles of Amendment to Articles of Incorporation (changing "Growth Portfolio" to "Equity Growth Portfolio") are incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0000950109-97-004685) on June 24, 1997.

    (1)(c) Articles Supplementary to Articles of Incorporation (Adding Latin American Portfolio and increasing number of authorized shares) are incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-98-
                 00610) on April 15, 1998.

    (1)(d) Articles of Amendment to Articles of Incorporation (changing name of Fund and one of the investment advisers) are incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-000128) on January 29, 1999.

    (1)(e) Articles Supplementary to Articles of Incorporation (adding Active International Allocation Portfolio) are incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-001484) on July 16, 1999.

    (1)(f) Articles Supplementary to Articles of Incorporation (adding Technology and Targeted Duration Portfolios) are incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

    (1)(g) Form of Articles of Amendment to Articles of Incorporation (changing name of Fund) are incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

      (2) By-Laws are incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

      (3)        Not applicable.

      (4) Form of Agreement and Plan of Reorganization and Liquidation is filed herewith.

      (5)        Not applicable.

    (6)(a) Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. ("MSAM") with respect to the Money Market, Emerging Markets Debt, Equity Growth, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-

                 98-000074) on January 28, 1998.

    (6)(b) Investment Advisory Agreement between Registrant and Miller Anderson & Sherrerd, LLP ("MAS") with respect to the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios is incorporated by reference to Exhibit
                 (d)(2) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-000128) on January 29, 1999.

    (6)(c) Supplement to Investment Advisory Agreement (adding Latin American Portfolio) is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-98-000610) on April 15, 1998.

    (6)(d) Supplement to Investment Advisory Agreement (adding Active International Allocation Portfolio) is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-001484) on July 16, 1999.

    (6)(e) Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Dean Witter Investment Management Inc. (adding Technology Portfolio) is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

    (6)(f) Supplement to Investment Advisory Agreement between Registrant and Miller Anderson & Sherrerd, LLP (adding Targeted Duration Portfolio) is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

    (6)(g) Sub-Advisory Agreement (relating to the Money Market Portfolio) between the Registrant and Morgan Stanley Dean Witter Advisors Inc. is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

      (7) Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated is incorporated by reference to Exhibit 6 to Post-Effective

                 Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-98-000610) on April
                 15, 1998.

      (8) Deferred Compensation Plan for the Universal Institutional Funds, Inc. Board of Directors is filed herewith.

    (9)(a) Domestic Mutual Fund Custody Agreement between Registrant and Chase Manhattan Bank, N.A. is incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

    (9)(b) International Custody Agreement between the Registrant and Morgan Stanley Trust Company (as assumed by The Chase Manhattan
                 Bank) is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-00-
                 000607) on April 12, 2000.

     (10)        Not applicable.

     (11) Opinion and Consent of Morgan, Lewis & Bockius LLP that shares will be validly issued, fully paid and non-assessable is filed herewith.

     (12) Opinion and Consent of Morgan, Lewis & Bockius LLP as to tax matters and consequences is filed herewith.

    (13)(a) Administration Agreement between the Registrant and Morgan Stanley Asset Management Inc. is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

    (13)(b) Administration Agreement between the Registrant and Miller Anderson & Sherrerd, LLP is incorporated by reference to Exhibit (h)(2) to the Registrant's Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

    (13)(c) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and Chase Global Funds Services Company is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-000128) on January 29, 1999.

    (13)(d) Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and Chase Global Funds Services Company is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the SEC via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

     (14)(a)     Consent of PricewaterhouseCoopers LLP is filed herewith.

     (14)(b)     Consent of PricewaterhouseCoopers LLP is filed herewith.

     (15)        Not applicable.

     (16)        Powers of Attorney for Barton M. Biggs, Frederick O.
                 Robertshaw, Fergus Reid, Belinda A. Brady, John D. Barrett II, John Levin, Samuel T. Reeves, Andrew McNally IV, Gerard E. Jones, Graham Jones, and William Morton are incorporated by reference to Exhibit (q) to the Registrant's Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Commission via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

    (17)(a) Prospectus for The Universal Institutional Funds, Inc. U.S. Real Estate Portfolio dated May 1, 2000 is filed herewith.

    (17)(b) Statement of Additional Information for The Universal Institutional Funds, Inc. dated May 1, 2000 is filed herewith.

    (17)(c) Prospectus for Van Kampen Life Investment Trust Morgan Stanley Real Estate Securities Portfolio dated April 28, 2000 is filed herewith.

    (17)(d) Statement of Additional Information for Van Kampen Life Investment Trust dated April 28, 2000 is filed herewith.

    (17)(e) Annual Report dated December 31, 1999 for The Universal Institutional Funds, Inc. U.S. Real Estate Portfolio is filed herewith.

    (17)(f) Annual Report dated December 31, 1999 for Van Kampen Life Investment Trust is filed herewith.

Item 17.  Undertakings.

     (1) The registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in the City of New York and State of New York on June 12, 2000.

                                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                   Registrant

                                   By:  /s/ Harold J. Schaaff, Jr.,
                                        ---------------------------
                                   Harold J. Schaaff, Jr., President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.


/s/ Harold J. Schaaff, Jr.,             President               June 12, 2000
--------------------------------
Harold J. Schaaff, Jr.

               *                        Director (Chairman)     June 12, 2000
--------------------------------
Barton M. Biggs

               *                        Director                June 12, 2000
--------------------------------
John D. Barrett, II

               *                        Director                June 12, 2000
--------------------------------
Gerard E. Jones

               *                        Director                June 12, 2000
--------------------------------
Graham Jones

               *                        Director                June 12, 2000
--------------------------------
John Levin

               *                        Director                June 12, 2000
--------------------------------
Andrew McNally, IV

               *                        Director                June 12, 2000
--------------------------------
William Morton

               *                        Director                June 12, 2000
--------------------------------
Samuel T. Reeves

               *                        Director                June 12, 2000
--------------------------------
Fergus Reid

               *                        Director                June 12, 2000
--------------------------------
Frederick O. Robertshaw

/s/ Belinda Anne Brady                  Treasurer               June 12, 2000
--------------------------------
Belinda Anne Brady

*By: /s/ Harold J. Schaaff, Jr.,
     ---------------------------
Harold J. Schaaff, Jr.
Attorney-in-Fact

                                 Exhibit Index

  (1)(a) Articles of Incorporation are incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

  (1)(b) Articles of Amendment to Articles of Incorporation (changing "Growth Portfolio" to "Equity Growth Portfolio") are incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-004685) on June 24, 1997.

  (1)(c) Articles Supplementary to Articles of Incorporation (Adding Latin American Portfolio and increasing number of authorized shares) are incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-00610) on April 15, 1998.

  (1)(d) Articles of Amendment to Articles of Incorporation (changing name of Fund and one of the investment advisers) are incorporated by reference to Exhibit a(4) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-000128) on January 29, 1999.

  (1)(e) Articles Supplementary to Articles of Incorporation (adding Active International Allocation Portfolio) are incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-
           7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-001484) on July 16, 1999.

  (1)(f) Articles Supplementary to Articles of Incorporation (adding Technology and Targeted Duration Portfolios) are incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

  (1)(g)   Articles Supplementary to Articles of Incorporation (changing name of
           Fund) are incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via

           EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

  (2) By-Laws are incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form N-1A , (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

  (3)      Not applicable.

  (4) Form of Agreement and Plan of Reorganization and Liquidation is filed herewith.

  (5)      Not applicable.

  (6)(a) Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. ("MSAM") with respect to the Money Market, Emerging Markets Debt, Equity Growth, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000074) on January 28, 1998.

  (6)(b) Investment Advisory Agreement between Registrant and Miller Anderson & Sherrerd, LLP ("MAS") with respect to the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios is incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-000128) on January 29, 1999.

  (6)(c) Supplement to Investment Advisory Agreement (adding Latin American Portfolio) is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000610) on April 15, 1998.

  (6)(d) Supplement to Investment Advisory Agreement (adding Active International Allocation Portfolio) is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-
           7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-001484) on July 16, 1999.

  (6)(e) Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Dean Witter Investment Management Inc. (adding Technology Portfolio) is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

  (6)(f) Supplement to Investment Advisory Agreement between Registrant and Miller, Anderson & Sherrerd, LLP (adding Targeted Duration Portfolio) is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

  (6)(g) Sub-Advisory Agreement (relating to the Money Market Portfolio) between the Registrant and Morgan Stanley Dean Witter Advisors Inc. is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

  (7) Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated is incorporated by reference to Exhibit 6 to the Registrant's Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-
           7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000610) on April 15, 1998.

  (8) Deferred Compensation Plan for the Universal Institutional Funds, Inc. Board of Directors is filed herewith.

  (9)(a) Domestic Mutual Fund Custody Agreement between Registrant and Chase Manhattan Bank, N.A. is incorporated by reference to Exhibit (g)(1) to the Registrant's Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

  (9)(b) International Custody Agreement between the Registrant and Morgan Stanley Trust Company (as assumed by The Chase Manhattan Bank) is incorporated by reference to Exhibit (g)(2) to the Registrant's Post-Effective Amendment No 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

  (10)     Not applicable.

  (11) Opinion and Consent of Morgan, Lewis & Bockius LLP that shares will be validly issued, fully paid and non-assessable is filed herewith.

  (12) Opinion and Consent of Morgan, Lewis & Bockius LLP as to tax matters and consequences is filed herewith.

  (13)(a) Administration Agreement between the Registrant and Morgan Stanley Asset Management Inc. is incorporated by reference to Exhibit h(1) to the Registrant's Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-
           7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

  (13)(b) Administration Agreement between the Registrant and Miller, Anderson & Sherrerd, LLP is incorporated by reference to Exhibit h(2) to the Registrant's Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-
           7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

  (13)(c) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and Chase Global Funds Services Company is incorporated by reference to Exhibit h(3) to the Registrant's Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-000128) on January 29, 1999.

  (13)(d) Sub-Administration Agreement between Miller Anderson & Sherrerd, LLP and Chase Global Funds Services Company is incorporated by reference to Exhibit (h)(4) to the Registrant's Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-000715) on April 1, 1999.

  (14)(a)  Consent of PricewaterhouseCoopers LLP is filed herewith.

  (14)(b)  Consent of PricewaterhouseCoopers LLP is filed herewith.

  (15)     Not applicable.

  (16) Powers of Attorney for Barton M. Biggs, Frederick O. Robertshaw, Fergus Reid, Belinda A. Brady, John D. Barrett II, John Levin, Samuel
           T. Reeves, Andrew McNally IV, Gerard E. Jones, Graham Jones, and William Morton are incorporated by reference to Exhibit (q) to the Registrant's Post-Effective Amendment No 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-
           7607), as filed with the Securities and Exchange

           Commission via EDGAR (Accession #0001036050-00-000607) on April 12, 2000.

  (17)(a) Prospectus for The Universal Institutional Funds, Inc. U.S. Real Estate Portfolio dated May 1, 2000 is filed herewith.

  (17)(b) Statement of Additional Information for The Universal Institutional Funds, Inc. dated May 1, 2000 is filed herewith.

  (17)(c) Prospectus for Van Kampen Life Investment Trust Morgan Stanley Real Estate Securities Portfolio dated April 28, 2000 is filed herewith.

  (17)(d) Statement of Additional Information for Van Kampen Life Investment Trust dated April 28, 2000 is filed herewith.

  (17)(e) Annual Report dated December 31, 1999 for The Universal Institutional Funds, Inc. U.S. Real Estate Portfolio is filed herewith.

  (17)(f) Annual Report dated December 31, 1999 for Van Kampen Life Investment Trust is filed herewith.